                                                                   EXHIBIT 10.2


                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

                                TABLE OF CONTENTS
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A Delaware Limited Liability Company


ARTICLE I  DEFINITIONS............................................................................................1
ARTICLE II  FORMATION AND AGREEMENT OF LIMITED LIABILITY COMPANY..................................................2
         Section 2.1       Company Formation; Effective Date......................................................2
         Section 2.2       Name of Company........................................................................2
         Section 2.3       Purposes and Business Objectives.......................................................2
         Section 2.4       Statement of Philosophy and Values.....................................................3
         Section 2.5       Registered Agent and Office; Principal Place of Business...............................3
         Section 2.6       Commencement and Term..................................................................4
ARTICLE III  MEMBERS AND CAPITAL CONTRIBUTIONS....................................................................4
         Section 3.1       Initial Capital Contributions of Members...............................................4
         Section 3.2       Liability of Members - For Capital.....................................................5
         Section 3.3       Maintenance of Capital Accounts; Withdrawals of Capital; Withdrawals
                                 from the Company.................................................................5
         Section 3.4       Interest on Capital Contributions or Capital Accounts..................................5
         Section 3.5       Additional Funding.....................................................................5
         Section 3.6       Enforcement of Commitments.............................................................7
         Section 3.7       Member Documentation...................................................................8
         Section 3.8       Reserved Powers of Members.............................................................9
         Section 3.9       Appointment of Board of Directors......................................................9
         Section 3.10      Obligations Relating to Real Property.................................................10
         Section 3.11      Medical Office Building...............................................................10
ARTICLE IV  NAMES AND ADDRESSES OF MEMBERS.......................................................................11
ARTICLE V  MANAGEMENT OF THE COMPANY.............................................................................11
         Section 5.1       General Authority and Powers of MHMI and the Board of Directors.......................11
         Section 5.2       Restrictions on Authority of the Board of Directors...................................11
         Section 5.3       Duties of the Board of Directors......................................................12
         Section 5.4       Delegation by the Board of Directors..................................................13
         Section 5.5       Right to Rely Upon the Authority of the Manager.......................................13
         Section 5.6       Company Expenses......................................................................13
         Section 5.7       No Management by Members..............................................................15
         Section 5.8       Consent by Members to Exercise of Certain Rights and Powers by
                                 Board of Directors..............................................................15
         Section 5.9.      Meetings, Quorum and Vote of the Board of Directors...................................15
         Section 5.10      Other Business of Members.............................................................16
         Section 5.11      Board of Directors' Standard of Care..................................................18
         Section 5.12      Limitation of Liability...............................................................19
         Section 5.13      Indemnification of the Directors......................................................19
         Section 5.14      Purchase of Goods and Services from Members...........................................19
         Section 5.15      Certain Decisions of the Board of Directors...........................................20

         Section 5.16      Indemnity by the Company..............................................................21
         Section 5.17      Force Majeure.........................................................................21
ARTICLE VI  DISTRIBUTIONS AND ALLOCATIONS........................................................................21
         Section 6.1       Distributions of Cash Flow from Operations and Cash from Sales or
                                 Refinancing.....................................................................21
         Section 6.2       Profits...............................................................................22
         Section 6.3       Losses................................................................................22
         Section 6.4       Code Section 704(c) Tax Allocations...................................................22
         Section 6.5       Miscellaneous.........................................................................23
         Section 6.6       Special Allocations of Guarantee Fees.................................................23
ARTICLE VII  DISSOLUTION, WINDING UP AND LIQUIDATING DISTRIBUTIONS...............................................23
         Section 7.1       No Termination by Certain Acts of Member..............................................23
         Section 7.2       Dissolution...........................................................................24
         Section 7.3       Dissolution and Final Liquidation.....................................................24
         Section 7.4       Termination...........................................................................26
         Section 7.5       Payment in Cash.......................................................................26
         Section 7.6       Termination of Noncompetition Covenants...............................................26
ARTICLE VIII  REMOVAL OR WITHDRAWAL OF MEMBERS AND TRANSFER OF
                           MEMBERS' MEMBERSHIP AND/OR ECONOMIC INTERESTS.........................................27
         Section 8.1       Members - Restriction on Transfer.....................................................27
         Section 8.2       Condition Precedent to Transfer of Membership Interest................................29
         Section 8.3       Substitute Member - Conditions to Fulfill.............................................29
         Section 8.4       Allocations Between Transferor and Transferee.........................................29
         Section 8.5       Rights, Liabilities of, and Restrictions on Assignee..................................30
         Section 8.6       Repurchase of Interests in Certain Event..............................................30
         Section 8.7       Death of a Member.....................................................................30
         Section 8.8       Marital or Community Property and Divorce.............................................31
ARTICLE IX  RECORDS, ACCOUNTINGS AND REPORTS.....................................................................32
         Section 9.1       Books of Account......................................................................32
         Section 9.2       Access to Records.....................................................................32
         Section 9.3       Bank Accounts and Investment of Funds.................................................33
         Section 9.4       Fiscal Year...........................................................................33
         Section 9.5       Accounting Reports....................................................................33
         Section 9.6       Tax Matters Partner...................................................................33
ARTICLE X  MEETINGS AND VOTING RIGHTS OF MEMBERS.................................................................34
         Section 10.1      Meetings..............................................................................34
         Section 10.2      Voting Rights of Members..............................................................34
ARTICLE XI  AMENDMENTS...........................................................................................35
         Section 11.1      Authority to Amend by the Board of Directors..........................................35
         Section 11.2      Restrictions on the Board of Directors' Amendments: Amendments by Members.............36
         Section 11.3      Amendments to Certificate of Formation................................................36
ARTICLE XII  MISCELLANEOUS.......................................................................................36
         Section 12.1      Limited Power of Attorney.............................................................36
         Section 12.2      Waiver of Provisions..................................................................36
         Section 12.3      Interpretation and Construction.......................................................36
         Section 12.4      Governing Law.........................................................................37

         Section 12.5      Partial Invalidity....................................................................37
         Section 12.6      Binding on Successors.................................................................37
         Section 12.7      Notices and Delivery..................................................................37
         Section 12.8      Counterpart Execution; Facsimile Execution............................................37
         Section 12.9      Statutory Provisions..................................................................37
         Section 12.10     Waiver of Partition...................................................................38
         Section 12.11     Change in Law.........................................................................38
         Section 12.12     Investment Representations of the Members.............................................38
         Section 12.13     Decisions by Directors................................................................40
         Section 12.14     Referrals to Hospital and Ownership of Shares of Common Stock
                                    of MedCath Incorporated......................................................40
         Section 12.15     Acknowledgments Regarding Legal Representation........................................40
         Section 12.16     Arbitration...........................................................................40
         Section 12.17     Exhibits..............................................................................41

                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A Delaware Limited Liability Company


         THESE SECURITIES ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND THE WISCONSIN SECURITIES ACT IN RELIANCE UPON THE REPRESENTATION OF EACH PURCHASER OF THE SECURITIES THAT THE SAME ARE BEING ACQUIRED FOR INVESTMENT PURPOSES. THESE SECURITIES MAY ACCORDINGLY NOT BE RESOLD OR OTHERWISE TRANSFERRED OR CONVEYED IN THE ABSENCE OF REGISTRATION OF THE SAME PURSUANT TO THE APPLICABLE SECURITIES LAWS UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FIRST OBTAINED THAT SUCH REGISTRATION IS NOT THEN NECESSARY. ANY TRANSFER CONTRARY HERETO SHALL BE VOID.

         THIS OPERATING AGREEMENT (the "Agreement") of The Heart Hospital of Milwaukee, LLC (the "Company"), a Delaware Limited Liability Company is made and entered into by and among Persons whose names, addresses and taxpayer identification numbers are listed on the Information Exhibit (Exhibit A).

                                    RECITALS

         A. The Company has been formed to develop, own and operate an acute care hospital which hospital shall be located in or near Milwaukee, Wisconsin and shall specialize in all aspects of cardiology and cardiovascular care and surgery and other services which the Board of Directors may approve from time to time;

         B. It is intended that the Hospital will be an efficient, quality provider of medical services within the Milwaukee, Wisconsin area;

         C. The Capital Contributions and active involvement of the Members are necessary to enable the Company to achieve its objectives.

                                    ARTICLE I

                                   DEFINITIONS

         Unless otherwise indicated, capitalized words and phrases in this Operating Agreement shall have the meanings set forth in the attached Glossary of Terms (Exhibit B).

                                   ARTICLE II

              FORMATION AND AGREEMENT OF LIMITED LIABILITY COMPANY

         SECTION 2.1       COMPANY FORMATION; EFFECTIVE DATE.

         The Company was formed upon the filing of the Certificate of Formation with the Delaware Secretary of State in accordance with the provisions of the Act which shall be the "Effective Date" of this Agreement. Upon the Effective Date, the Persons listed on the attached Information Exhibit shall be admitted to the Company as Members and the Persons who executed the Certificate of Formation shall be withdrawn as Members (unless they are listed on the Information Exhibit), all without the necessity of any further act or instrument and without causing the dissolution of the Company. This Agreement shall be effective as of the date the Company was formed.

         SECTION 2.2       NAME OF COMPANY.

         The name of the Company is The Heart Hospital of Milwaukee, LLC.

         SECTION 2.3       PURPOSES AND BUSINESS OBJECTIVES.

         The principal purposes and business objectives of the Company are as follows:

                  (a) To develop, own and operate a general acute care hospital specializing in the diagnosis and treatment of cardiac disease and cardiovascular and vascular surgery and other medical services and procedures approved by the Board of Directors from time to time in the greater Milwaukee, Wisconsin area which would include, but not be limited to, the following:

                           (i)      Services and facilities to meet all
                  requirements of the State of Wisconsin, Medicare, the Joint Commission on Accreditation of Healthcare Organizations ("JCAHO") and other credentialing or licensing bodies or agencies in order to have the Hospital licensed as a general acute care hospital and to perform cardiology and cardiovascular surgical services of every type or nature and to be eligible to obtain appropriate reimbursements therefore;

                           (ii) Approximately Sixty Thousand (60,000) square feet in a building to be constructed in accordance with plans and specifications approved by the Company;

                           (iii) Approximately thirty-two (32) medical/ surgical beds;

                           (iv) Three (3) heart catheterization laboratories with available space for one additional heart catheterization lab;

                           (v) Two (2) heart surgical suites with space for the development of one additional heart surgical suite;

                           (vi)     All appropriate support services and
                  systems; and

                           (vii) Appropriate Equipment and services with respect to the facilities described above and as otherwise reasonably necessary or appropriate for the diagnosis and treatment of cardiovascular disease, including but not limited to invasive and non-invasive cardiac testing, interventional treatment including percutaneous transluminal coronary angioplasty and atherectomy, and cardiac surgery which would include, but not be limited to, bypass grafts and valve surgery.

                  The above size, number and scope of facilities of the Hospital are only preliminary estimates. The Board of Directors is authorized to finally make all determinations with respect thereto.

                  (b) To lease or acquire the real property, and if appropriate to construct a suitable building, in which the Hospital shall be located;

                  (c) Any other purpose reasonably related to (a) and (b) above.

         SECTION 2.4       STATEMENT OF PHILOSOPHY AND VALUES.

         Notwithstanding anything in this Agreement to the contrary, the Company and the Hospital shall be operated in accordance with the following philosophy and values in all material respects:

                  (a) The Hospital shall seek to participate in all public health care financing programs applicable to its business including the Medicare and Medicaid programs:

                  (b) The Board of Directors shall adopt and oversee the adherence to the policies of the Hospital, as they may be reasonably amended from time to time, for providing care for those patients who are unable to pay for Hospital care;

                  (c) The medical staff of the Hospital shall be open to any physician who meets the qualifications stated in the Bylaws, Rules and Regulations of the Medical Staff;

                  (d) The Company shall adopt and adhere to a conflict of interest policy with respect to contracts between the Company and Members or Directors;

                  (e) All medical decisions and all policies and procedures relating to the delivery of medical services at the Hospital shall be made by those physicians who are members of the medical staff of the Hospital as provided in the Bylaws, Rules and Regulations of the Medical Staff.

         SECTION 2.5       REGISTERED AGENT AND OFFICE; PRINCIPAL PLACE OF
                           BUSINESS.

         The registered agent and office of the Company shall be as indicated in the Certificate of Formation, as amended from time to time. The principal place of business of the Company shall be at such location in the greater Milwaukee, Wisconsin area as selected by the Board of Directors from time to time. The Board of Directors shall promptly notify the Members of any changes in the Company's registered agent, registered office, or principal place of business.

         SECTION 2.6       COMMENCEMENT AND TERM.

         The Company commenced on the filing of the Certificate of Formation in the Office of the Secretary of State of Delaware, as required by Section 2.1 hereof, and shall continue until December 31, 2061, unless sooner terminated or dissolved as provided herein; provided, however, that the termination date may be extended for up to an additional forty (40) years in five (5) year increments upon the election of the Board of Directors. The consent of a Director to such extension shall not be unreasonably withheld or delayed.

                                   ARTICLE III

                        MEMBERS AND CAPITAL CONTRIBUTIONS

         SECTION 3.1       INITIAL CAPITAL CONTRIBUTIONS OF MEMBERS.

                  (a) The initial Capital Contributions of the initial Members shall equal the greater of (i) $[***] or (ii) 20% of the Project Costs.

                  (b) Such initial Capital Contribution shall be made as follows:

                           (i) MHMI shall initially own a [***]% Membership Interest in the Company and shall contribute to the Company for its Membership Interest [***]% of the aggregate amount of such initial Capital Contributions.

                           (ii) The Investor Members shall initially own in the aggregate a [***]% Membership Interest and shall contribute to the Company for their Membership Interests [***]% of such initial Capital Contributions. The Membership Interests of the Investor Members shall be owned as set forth in the Information Exhibit.

                           (iii) Each Member shall (x) contribute its initial Capital Contribution in cash in full or (y) contribute twenty percent (20%) of its initial Capital Contribution in cash for its Membership Interest, and shall simultaneously provide to MHMI for the benefit of the Company an irrevocable letter of credit for the balance of the Member's initial Capital Contribution (for which, with respect to letters of credit of the Investor Members, neither the Company nor MHMI shall have any liability, and with respect to a letter of credit of MHMI, neither the Company nor the Investor Members shall have any liability) that will continue to be available for at least twenty-four (24) months from subscription by the Member for its Membership Interest in the Company. In the event of (y), the applicable Member shall arrange that following the contribution of twenty percent (20%) of the required initial Capital Contribution of such Member in cash, MHMI shall be permitted, upon five (5) days written notice from MHMI at any time after execution of this Agreement, to draw on such letter of credit for the remaining balance of the initial Capital Contribution of the applicable Member as the needs of the Company for funds may require, in MHMI's sole discretion and without the Member's consent; provided that, upon each such draw, MHMI shall draw on all outstanding letters of credit in proportion to the applicable Member's Membership Interest in the Company. Each Member acknowledges that in all events MHMI intends to fully draw any letter of credit provided by a Member pursuant to this

[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                  Section within not more than twenty-four (24) months of the Member's subscription for a Membership Interest in the Company.

                  (c) The Members may be liable to the Company for amounts distributed to them as a return of capital as provided by the Act. Members shall not be required to contribute any additional capital to the Company except as provided in Section 3.5.

                  (d) Once the Board of Directors finally determines the total Project Costs, it may require all Members, upon written notice, to contribute any remaining portion of their respective initial Capital Contribution.

         SECTION 3.2       LIABILITY OF MEMBERS - FOR CAPITAL.

         The liability of each Member for capital shall be limited to the amount of its agreed Capital Contribution as a Member as provided in Section 3.1 and
Section 3.5, except that the Members may be liable to the Company for amounts distributed to them as a return of capital as provided by the Act. The Members shall not be required to contribute any additional capital to the Company except as provided in Section 3.5.

         SECTION 3.3 MAINTENANCE OF CAPITAL ACCOUNTS; WITHDRAWALS OF CAPITAL; WITHDRAWALS FROM THE COMPANY.

         An individual Capital Account shall be maintained for each Member in accordance with requirements of the Code and the Regulations promulgated thereunder. No Member shall be entitled to withdraw or to make demand for withdrawal of any part of its Capital Account or to receive any distribution except as provided herein. Except as otherwise provided in this Agreement, each Member shall look solely to the assets of the Company for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Company. No Member shall have priority over any other Member as to the return of its Capital Contributions, distributions or allocations, except as provided in this Agreement.

         Except as otherwise provided herein, a Member may not withdraw from the Company without the written consent of the other Members. In no case shall a Member have the right to have its Membership Interest redeemed by the Company unless approved by the other Members.

         SECTION 3.4       INTEREST ON CAPITAL CONTRIBUTIONS OR CAPITAL
                           ACCOUNTS.

         No interest shall be paid to any Member based solely on its Capital Contributions or Capital Account. The preceding sentence shall not prevent the Company from earning interest on its bank accounts and investments and distributing such earnings to the Member in accordance with Articles VI and VII.

         SECTION 3.5       ADDITIONAL FUNDING.

         If from time to time, the Board of Directors reasonably determines (which determination shall not be unreasonably withheld or delayed) that funds in addition to that contemplated by Sections 3.1 and 3.2 are necessary or appropriate for the development or operation of the Hospital, then:

                  (a) First, on terms and conditions reasonably acceptable to the Board of Directors and subject to the terms below, MHMI or one of its Affiliates shall loan the Company an amount to be agreed upon by the Company and MHMI not to exceed Eight Million Dollars ($8,000,000), at the Prime Rate plus one percent (1%) per annum which loan shall be secured by the Company's assets. Once MHMI or one of its Affiliates advances the maximum aggregate principal amount of Eight Million Dollars ($8,000,000) hereunder, neither MHMI nor any of its Affiliates shall be obligated to make any additional loans to the Company. Interest shall be paid monthly in arrears. Funds initially shall be advanced hereunder only through the period ending no later that the first (1st) anniversary of the date that the Hospital is first authorized under applicable law to treat patients (the "Opening Date") and thereafter MHMI shall have no obligation to advance any amounts under this Section. Amounts then outstanding shall be repaid with interest on a five (5) year repayment schedule so that the principal amount of the loan is reduced by one-sixtieth (1/60) per month, with interest payable monthly on the balance of the principal (the "Repayment Schedule"); provided, however, that in no event shall the Repayment Schedule begin later than the thirteenth (13th) month following the Opening Date. To the extent the Company repays such loan from time to time in amounts which are in excess of scheduled principal amounts, such amounts of excess principal payments may be reborrowed by the Company on mutually acceptable terms. The Members acknowledge that the Company intends to seek construction, mortgage and equipment financing from third party lenders and lessors and that the loans set forth in this subsection (a) are not intended to be used for such purposes. In the event that interim financing is needed for such purposes, MHMI may elect in its discretion to provide such financing on an interim basis pending the closing of third-party financing therefor;

                  (b) Second, the Board of Directors thereafter shall use commercially reasonable efforts to borrow such funds from a bank or other lender on terms and conditions reasonably acceptable to the Board of Directors. All loans obtained hereunder shall be subject to the approval of the Board of Directors, which approval shall not be unreasonably withheld or delayed.

                  (c) Third, if loans as provided in (a) have been fully advanced for their intended purpose up to the maximum aggregate principal amount of Eight Million Dollars ($8,000,000) or, in accordance with the terms of (a), are no longer applicable, and loans as provided in (b) above are not reasonably available, the Board of Directors may through written notice require that the Members contribute additional capital to the Company pro rata according to their respective Membership Interests. Notwithstanding the foregoing, a Member's maximum obligation for such additional Capital Contributions shall be limited to an additional amount equal to one (1) times the Member's initial Capital Contribution pursuant to Section 3.1; provided, however, that in no event shall the amount of Capital Contributions that each Member of the Company shall be required to make to the Company under Section 3.1 and under this Section 3.5(c) exceed the Member's pro rata portion, according to his, her or its respective Membership Interest, of Sixteen Million Dollars ($16,000,000) in the aggregate. Notwithstanding the foregoing, upon the date (the "Reduction Date") that is one hundred twenty (120) days subsequent to the receipt by the Board of Directors of the final report of the Company's independent accountants for the fifth full year of the Company's operations following the Opening Date, no Member shall thereafter be required to make any additional Capital Contributions; provided however that if, prior to the Reduction Date, the Board of Directors reasonably determines, based upon its review of the final accountant's report for the fifth full year of the Company's operations following the Opening Date and of the Company's projected financial needs for subsequent periods, that the Company is reasonably likely to have a need for additional Capital Contributions of the Members, then the Board may delay, upon notice to all Members, the elimination of the Members' obligation to make additional Capital Contributions for up to two (2) years, such approval not to be unreasonably withheld or delayed by any member of the Board. In no event shall any Member be required under this subsection (c) to make any additional Capital Contributions, nor shall MHMI or any of its Affiliates have any obligations to make any loans to the Company or provide any guarantees of any indebtedness of the Company, if, after the Opening Date (i) any loans made by MHMI and its Affiliates to the Company have been repaid in full, including without limitation the loan made pursuant to Section 3.5(a) and (ii) there are no outstanding guarantees of MHMI and its Affiliates of any indebtedness of the Company;

                  (d) Fourth, if additional funds are thereafter needed by the Company, MHMI or one of its Affiliates may, but shall not be required to, loan such funds to the Company at the Prime Rate plus one percent (1%) per annum which loan shall be secured by the Company's assets. Interest shall be paid monthly in arrears and principal shall be repaid according to a schedule to be reasonably agreed upon by the Company and MHMI or its Affiliate;

                  (e) Fifth, if additional funds are thereafter needed by the Company, the Board of Directors shall request additional Capital Contributions from the Members and each Member may elect whether or not to contribute its pro rata portion of such additional capital requirements as optional Capital Contributions. The other Members may elect to contribute optional Capital Contributions not contributed by any Member hereunder. Thereafter, the Board of Directors shall reasonably adjust the percentage Membership Interest of each Member (based on the aggregate of all Capital Contributions made by all of the Members in accordance with this Agreement) in the event any Member elected not to make optional Capital Contributions pursuant to this
         Section 3.5(e); and

                  (f) Sixth, if adequate funds have not been obtained or raised in accordance with (a) through (e) above (including, without limitation, taking into consideration funds made available by Members for amounts which are in excess of their obligations hereunder), then the Board of Directors may elect to dissolve the Company provided, however, if any Members or any of their Affiliates (i) have any outstanding loans to the Company or are committed to provide such loans or (ii) are providing a guaranty or are committed to provide a guaranty for any indebtedness of the Company, then only those Members alone upon unanimous approval of such Members, upon at least fifteen (15) days prior written notice to the other Members, shall be entitled to so dissolve the Company due to the Company not having sufficient funds to meet its financial obligations or liabilities as they come due.

         SECTION 3.6       ENFORCEMENT OF COMMITMENTS.

         In the event any Member (a "Delinquent Member") fails to make a mandatory Capital Contribution as provided in Section 3.1 or Section 3.5 or an optional Capital Contribution as agreed to by the Delinquent Member under
Section 3.5 (the "Commitment"), the Board of Directors shall give the Delinquent Member a notice of the failure to meet the Commitment. If the Delinquent Member fails to perform the Commitment (including any costs associated with the failure to meet the Commitment and interest on such obligation at the Default Rate) within ten (10) business days of the giving of notice, the Board of Directors may take such action, including but not limited to enforcing the Commitment in a court of appropriate jurisdiction in the state in which the principal office of the Company is located or the state of the Delinquent Member's address as then reflected in the Agreement. Each Member expressly agrees to the jurisdiction of such courts but only for the enforcement of Commitments. The other Members may elect to contribute additional amounts equal to any amount of the Commitment not contributed by such Delinquent Member. The contributing Member shall be entitled at its election to treat the amounts contributed pursuant to this Section either as a Capital Contribution or as a loan from the contributing Member bearing interest at the Default Rate secured by the Delinquent Member's Membership Interest in the Company. If the contributing Member elects to contribute such amount as a Capital Contribution, the percentage Membership Interests of the Members shall be adjusted proportionately. Until the contributing Member is fully repaid for such loan made as a result of the default by the Delinquent Member and only if the contributing Member agrees to accept repayment of such amount, the contributing Member shall be entitled to all distributions to which the Delinquent Member would have been entitled had such Commitment been fulfilled thereby. Notwithstanding the foregoing, no Commitment or other obligation to make an additional Capital Contribution may be enforced by a creditor of the Company unless the Delinquent Member expressly consents to such enforcement or to the assignment of the obligation to such creditor. Notwithstanding anything herein to the contrary, (i) if the Delinquent Member is a Director, if a Director is a direct or indirect owner of a Delinquent Member or if a Director is appointed by a Delinquent Member (each, a "Conflicted Director"), then the Directors who are not Conflicted Directors may take all actions contemplated by this Section 3.6 without the consent or participation of the Conflicted Directors; and (ii) no Delinquent Member may participate in any vote or other action in which Members are entitled to participate hereunder.

         SECTION 3.7       MEMBER DOCUMENTATION.

         Prior to the execution of this Agreement, the Investor Members and Investor Entities, if any, shall have delivered to MHMI copies of all documents, instruments and agreements related to the formation, ownership and governance of the Investor Members and the Investor Entities (the "Investor Documents"). None of the Investor Documents will be altered or amended without the consent of MHMI, which consent shall not be unreasonably withheld following review of the Investor Documents by MHMI for the purpose of ensuring (a) that the Company's ownership is in compliance with applicable law and (b) that the Investor Documents include terms that will enable the Company to enforce the obligations of this Agreement against the applicable Investor Member and/or Investor Entity. If MHMI has not provided the Investor Member or Investor Entity, as the case may be, with its written objections to a proposed alteration or amendment to Investor Documents within thirty (30) days of the receipt by MHMI of such proposed alteration or amendment, then such alteration or amendment shall be deemed to have been consented to by MHMI. Contemporaneously with the Investor Members' admission as Members of the Company: (i) the Investor Entities shall each execute an Addendum to Subscription Agreement under which, among other things, they agree to be bound by the terms and conditions of Section 5.10 hereof, and no additional Investor Entities shall be admitted as owners of a Member unless such Investor Entities executes an Addendum to Subscription Agreement; and (ii) the Owners shall each execute an Addendum to Subscription Agreement under which, among other things, those individuals agree to be personally bound by the terms and conditions of Section 5.10 hereof. Additionally (unless such requirement is waived by the Board of Directors), Owners who are physicians (or their Practices) shall also execute a Hospital Professional Services Agreement with the Company and a Right of First Refusal Agreement with an Affiliate of MHMI. No Person shall be admitted hereafter as an owner of the

Investor Members or Investor Entities unless such Person also executes such Addendum to Subscription Agreement, the Hospital Professional Services Agreement (Owners who are physicians or their Practices only) and the Right of First Refusal Agreement (Owners who are physicians or their Practices only) so that they are bound thereby to the same extent as are Owners as of the date hereof.

         SECTION 3.8       RESERVED POWERS OF MEMBERS.

         The following actions are the only actions which can be taken by the Members and shall require the consent of the Required Members, either by vote thereof at a meeting of the Members or by written consent of the Required
Members.:

                  (a) Amendments to the Certificate of Formation of the Company or this Agreement;

                  (b) A merger, consolidation, liquidation, or similar reorganization or transfer of a substantial portion of the Company's assets;

                  (c) A sale, lease encumbrance or other transfer of all or substantially all of the Company's assets, except for encumbrances incurred in connection with financing provided to the Company;

                  (d)      Admission of new Members to the Company;

                  (e) Any alteration or amendment of the Company's Statement of Philosophy and Values and any action which is inconsistent with the Company's Statement of Philosophy and Values; and

                  (f) Approval and authorization of disproportionate distributions or allocations of profits, losses or assets of the Company, except as specifically permitted elsewhere in this Agreement.

         SECTION 3.9       APPOINTMENT OF BOARD OF DIRECTORS.

         The Members shall appoint a Board of Directors as follows:

                  (a)      MHMI shall appoint three (3) Directors; and

                  (b) The Investor Members shall appoint three (3) Directors, which Directors shall be appointed or removed either (i) by a vote of a majority of the percentage Membership Interests of the Investor Members at a meeting held pursuant to Section 10.1(b); or (ii) by written consent of a majority of the percentage Membership Interests of the Investor Members.

         A Director shall serve on the Board of Directors until removed by the Member or group of Members appointing such Director. A Member or group of Members shall have the right, with or without cause, to remove, substitute or replace any Director which it or they appointed.

         SECTION 3.10      OBLIGATIONS RELATING TO REAL PROPERTY.

         The Company intends to purchase real property at a location to be determined by the Board of Directors (the "Development") subject to the following, if applicable:

                  (a) The agreement by the developer thereof to sell sufficient land on which to develop the Hospital for a purchase price or rent equal to the fair market value thereof as determined by a qualified independent real estate appraiser acceptable to MHMI, the Investor Members and the developer;

                  (b) The developer shall record a restriction acceptable to the developer, MHMI, and the Investor Members prohibiting any Person from using any part of the Development for a purpose which, if conducted by a Member would violate Section 5.10 hereof;

                  (c) The agreement will contain other commercially reasonable terms and conditions, including without limitation, terms obligating the developer to execute commercially reasonable documents required by third parties providing financing to the Company which will require among other things, a first priority lien on the Company's interest in the Development.

         SECTION 3.11      MEDICAL OFFICE BUILDING.

                   (a) MHMI, either itself (or its designee) or with other Members of the Company, intends, at its discretion, to develop and own a medical office building on real property which such party will lease or own adjacent to the Hospital and which will contain approximately Forty-Five Thousand (45,000) to Sixty Thousand (60,000) of leasable square footage ("the MOB"). MHMI shall provide written notice to the Investor Members of MHMI's intent to enter into definitive agreements to develop and own the MOB, and the Investor Members may, within thirty
         (30) days from the delivery of such notice, elect to participate in the development and ownership of the MOB by notifying MHMI in writing of the Investor Members' commitment to participate in the development and ownership of the MOB and to provide to MHMI, or to commit in a manner approved by MHMI, such funds as are required to develop and own the MOB in proportion to the Investor Members ownership interest in the MOB. In the event Investor Members do not commit or less than all of the Investor Members commit, MHMI shall be entitled to proceed with the development of the MOB without the participation of the Investor Members who elect not to participate. The tenant space in the MOB may be leased to Members, Owners, Practices or their Affiliates or to other third parties. The owners of the MOB and the Company shall enter into cross easement agreements and other agreements which are customary for commercial real estate developments. The definitive agreements with any third party developer of the MOB under this Section 3.11(a) shall, if applicable, contain similar restrictions on the third party developer as those set forth at Section 3.10(a) - (c) above.

                   (b) Unless otherwise approved in writing by MHMI in its discretion, the Company shall not make any binding commitments regarding the financing or construction of the Hospital unless MHMI or its designee has entered into commercially reasonable, binding agreements with tenants to lease office space within the MOB, in a form and for an amount of office space acceptable to MHMI or its designee but in no event less than Thirty Thousand (30,000) leasable square feet.

                                   ARTICLE IV

                         NAMES AND ADDRESSES OF MEMBERS

         The names and addresses of the Members are as indicated on the Information Exhibit attached hereto as Exhibit A, which may be amended by the Board of Directors from time to time in accordance with the provisions of this Agreement.

                                    ARTICLE V

                            MANAGEMENT OF THE COMPANY

         SECTION 5.1 GENERAL AUTHORITY AND POWERS OF MHMI AND THE BOARD OF DIRECTORS.

                  (a) Except as set forth in those provisions of this Agreement that specifically require the vote, consent, approval or ratification of the Members and subject to (b) below, the Board of Directors shall have complete authority and exclusive control over the management of the business and affairs of the Company. Subject to the terms and conditions of this Agreement and except as otherwise provided herein, all Material Agreements and Material Decisions with respect to the business and affairs of the Company shall be approved or made by the Board of Directors in accordance with Section 5.15 hereof. No Member has the actual or apparent authority to cause the Company to become bound in any contract, agreement or obligation, and no Member shall take any action purporting to be on behalf of the Company. No Director shall cause the Company to become bound to any contract, agreement or obligation, and no Director shall take any other action on behalf of the Company, unless such matter has received the vote, consent, approval or ratification as required pursuant to this Agreement with respect to such matter or except as provided below with respect to the authority and actions of MHMI.

                  (b) The day-to-day management of the business and affairs of the Company shall be the responsibility of MHMI pursuant to the terms of the Management Services Agreement, which management shall be subject to decisions, guidelines and policies made or established by the Board of Directors hereunder, provided, however, decisions relating to medical and clinical practice at the Hospital shall be made exclusively by the qualified medical personnel of the Hospital under the direction of a member of the Hospital's medical staff.

                  (c) The Members acknowledge that the Management Services Agreement is an integral part of the plans to develop and operate the Hospital and its execution is a condition to MHMI's participation in the Company.

         SECTION 5.2       RESTRICTIONS ON AUTHORITY OF THE BOARD OF DIRECTORS.

         The Board of Directors shall not do any of the following:

                  (a)      Act in contravention of this Agreement;

                  (b) Act in any manner which would make it impossible to carry on the express business purposes of the Company;

                  (c)      Commingle the Company funds with those of any other
         Person;

                  (d) Admit an additional Member without the approval of the Required Members or except as otherwise provided in this Agreement.

                  (e) Alter the primary purposes of the Company as set forth in Section 2.3;

                  (f) Possess any property or assign the rights of the Company in specific property for other than a Company purpose;

                  (g) Employ, or permit the employ of, the funds or assets of the Company in any manner except for the exclusive benefit of the Company;

                  (h) Make any payments of any type, directly or indirectly, to anyone for the referral of patients to the Hospital in order to use the Hospital or to provide other services; or

                  (i) Sell all or substantially all of the assets of the Company or merge the Company with or into any other Entity without the approval of the Required Members.

         SECTION 5.3       DUTIES OF THE BOARD OF DIRECTORS.

         The Board of Directors shall do the following:

                  (a) Diligently and faithfully devote such of its time to the business of the Company as may be necessary to properly conduct the affairs of the Company, however, the individual Directors shall not be required to devote their full time to such duties;

                  (b) Use its best efforts to cause the Company to comply with such conditions as may be required from time to time to permit the Company to be classified for federal income tax purposes as a partnership and not as an association taxable as a corporation;

                  (c) File and publish all certificates, statements, or other instruments required by law for the formation and operation of the Company as a limited liability company in all appropriate jurisdictions;

                  (d) Use their commercially reasonable best efforts to cause the Company to obtain and keep in force during the term of the Company fire and extended coverage and public liability and professional liability insurance with such issuers and in such amounts as the Board of Directors shall deem advisable, but in amounts not less (and deductible amounts not greater) than those customarily maintained with respect to the business equipment and property comparable to the Company's; and

                  (e) Have a fiduciary duty to conduct the affairs of the Company in the best interests of the Company and of the Members, including the safekeeping and use of all funds and assets, whether or not in its immediate possession and control, and it shall not employ or permit others besides the Board of Directors to employ such funds or assets in any manner except for the benefit of the Company.

         SECTION 5.4       DELEGATION BY THE BOARD OF DIRECTORS.

         Subject to restrictions otherwise provided herein, the Board of Directors may at any time employ any other Person, including Persons and Entities employed by, affiliated with, or related to any Director or any Member to perform services for the Company and its business, and may delegate all or part of their authority or control to any such other Persons, provided that such employment or delegation shall not relieve the Board of Directors of its responsibilities and obligations under this Agreement or under the laws of the State of Delaware nor will it make any such Person a Member of the Company.

         SECTION 5.5       RIGHT TO RELY UPON THE AUTHORITY OF THE MANAGER.

         Persons dealing with the Company may rely upon the representation of the Manager that such Manager is the manager of the Company and that such Manager has the authority to make any commitment or undertaking on behalf of the Company. No Person dealing with the Manager shall be required to determine its authority to make any such commitment or undertaking. In addition, no purchaser from the Company shall be required to determine the sole and exclusive authority of the Manager to sign and deliver on behalf of the Company any instruments of transfer with respect thereto or to see to the application or distribution of revenues or proceeds paid or credited in connection therewith, unless such purchaser shall have received written notice from the Company affecting the same.

         SECTION 5.6       COMPANY EXPENSES.

                  (a) The Company shall pay the amounts due to MHMI under the Management Services Agreement from time to time.

                  (b) The Company shall also pay the following expenses of the Company:

                           (i) All development and operational expenses of the Company, which may include, but are not limited to: the salary and related expenses of employees and staff of the Hospital, all costs of borrowed money, taxes, and assessments on the Hospital, and other taxes applicable to the Company; expenses in connection with the acquisition, maintenance, leasing, refinancing, operation, and disposition of the Equipment, furniture and fixtures of the Hospital (including legal, accounting, audit, commissions, engineering, appraisal, and the other fees); and the maintenance of the Hospital and its Equipment, which may be performed by MHMI or one of its Affiliates as long as the charges to the Company for such service are no greater than the charges for such service from a third party service provider;

                           (ii) A medical director's fee in an amount approved by the Board of Directors which shall be at fair market value to be paid to the Medical Director of the Hospital for services actually rendered pursuant to the Medical Director Agreement; and

                           (iii) All fees and expenses paid to third parties for accounting, legal, documentation, professional, and reporting services to the Company, which may include, but are not limited to: preparation and documentation of Company bookkeeping, accounting and audits; preparation and documentation of budgets, cash flow projections, and working capital requirements; preparation and documentation of Company state and federal tax returns; and taxes incurred in connection with the issuance, distribution, transfer, registration, and recordation of documents evidencing ownership of a Membership Interest in the Company or in connection with the business of the Company; expenses in connection with preparing and mailing reports required to be furnished to the Members for tax reporting or other purposes, including reports, if any, that may be required to be filed with any federal or state regulatory agencies, or expenses associated with furnishing reports to Members which the Board of Directors deems to be in the best interest of the Company; expenses of revising, amending, converting, modifying, or terminating the Company or this Agreement; costs incurred in connection with any litigation in which the Company is involved as well as any examination, investigation, or other proceedings conducted by any regulatory agency involving the Company; costs of any computer equipment or services used for or by the Company; and the costs of preparing and disseminating informational material and documentation relating to a potential sale, refinancing, or other disposition of the Hospital or the Equipment.

                  (c) Guarantee Fee. In the event that any Member or its Affiliates, including, without limitation, MedCath Incorporated, provide a guarantee of any indebtedness of the Company which is acceptable to and required by the Company's lenders ("Guarantor Members") and such guarantees are not provided on a pro rata basis by all other Members of the Company (the "Nonguarantor Members"), then the Guarantor Members shall be paid an annual guarantee fee equal to (a) the amount of such indebtedness which is guaranteed by the Guarantor Members, multiplied by (b) .0075, multiplied by (c) the percentage Membership Interest in the Company owned by the Nonguarantor Members (the "Guarantee Fee"). The annual Guarantee Fee shall be paid in quarterly installments and the expense thereof shall be allocated to the Nonguarantor Members as follows:

                           (i) The Guarantee Fee shall be deducted from the Cash Distributions otherwise distributable to the Nonguarantor Members and shall be paid to the Guarantor Members;

                           (ii)     To the extent that at the time such
                  Guarantee Fee is due to be paid hereunder there are no anticipated Cash Distributions, then the Company shall pay such Guarantee Fee to the Guarantor Members and the amount of such payments shall be charged to the Capital Accounts of the Nonguarantor Members;

                           (iii) When Cash Distributions become available for distribution to the Members in the future, the Cash Distributions otherwise distributable to the Nonguarantor Members shall first be retained by the Company to the extent that amounts were previously charged to the Capital Accounts of the Nonguarantor Members in accordance with subsection (ii) above and any remaining Cash Distributions shall be distributed to the Members in accordance with Section 6.1.

                  (d) Once a budget has been approved by the Board of Directors, MHMI shall have the authority to expend up to one hundred and ten percent (110%) of any and all funds which are included in the budget and sign all agreements related thereto, including reimbursement to MHMI and its Affiliates for goods and services provided to the Company. MHMI shall have the right to recast the budget by transferring all or part of the funds approved for specific line items to another category or line item by an aggregate amount not to exceed ten percent (10%) of the total budgeted funds. MHMI is further authorized to make additional expenditures reasonably related to additional revenues or increased patient or procedural volumes provided that in making such additional expenditures the gross margin between the Company's net patient revenue and operating expenses remains the same or greater than the gross margin between net patient revenues and operating expenses in the most recent budget approved by the Board of Directors. MHMI shall report to the Board of Directors from time to time on variances between the Hospital's budget and actual operating results.

         SECTION 5.7       NO MANAGEMENT BY MEMBERS.

         Except for those management obligations of MHMI set forth herein and in the Management Services Agreement, the Members shall take no part in, or at any time interfere in any manner with, the management, conduct, or control of the Company's business and operations and shall have no right or authority to act for or bind the Company except as set forth in this Agreement. The rights and powers of such Members shall not extend beyond those set forth in this Agreement, the Act, or those granted under the Certificate of Formation and any attempt to participate in the control of the Company in a manner contrary to the rights and powers granted herein, under the Act or Certificate of Formation shall be null and void and without force and effect. Subject to the decisions and judgment with respect to all professional medical or clinical matters of qualified medical personnel, the Board of Directors shall have the right to determine when and how the operations of the Company shall be conducted. The exercise by a Member of any of the rights granted to such Member, including the exercise of any rights granted to MHMI in its capacity as Manager hereunder, shall not be deemed to be a Member taking part in the control of the business of the Company and shall not constitute a violation of this Section.

         SECTION 5.8 CONSENT BY MEMBERS TO EXERCISE OF CERTAIN RIGHTS AND POWERS BY BOARD OF DIRECTORS.

         By its execution hereof, each Member expressly consents to the exercise by the Board of Directors of the rights, powers, and authority conferred on the Board of Directors by this Agreement.

         SECTION 5.9.      MEETINGS, QUORUM AND VOTE OF THE BOARD OF DIRECTORS.

                  (a) The Board of Directors shall meet at least quarterly. Notice of any meeting, regular or special, shall be delivered to each Director personally, by telephone, by electronic mail, by facsimile transmission or in writing at least five (5) business days before the meeting.

                  (b) An emergency meeting of the Board of Directors may be called by any Director upon shorter notice. Action taken at the emergency meeting shall be valid so long as the meeting is attended by at least two (2) members of the Board of Directors appointed by the Investor Members and at least two (2) members of the Board of Directors appointed by MHMI, and the action is approved in the manner set forth in (e) below.

                  (c) The Board of Directors shall elect one of its members to preside over the meetings as the Chairperson and one of its members, as the Secretary, to oversee the preparation and delivery of meeting notices and the preparation of minutes of the meetings of the Board of Directors and Members.

                  (d) A quorum of the Board of Directors shall be necessary to conduct business at any meeting. A quorum shall consist of four (4) Directors and must include two (2) Directors designated by MHMI and two
         (2) Directors designated by the Investor Members. A Director may attend a meeting by telephone or other electronic means and be considered present for purposes of a quorum so long as the telephone or other connection allows each Director to hear and be heard by all other Directors.

                   (e) Except as provided in Section 5.15 or as otherwise expressly provided in this Agreement, any action taken by the Board of Directors shall require the affirmative vote of at least a majority of the Directors present at a meeting at which a quorum is present and shall require the consent of at least one Director designated by MHMI and one Director designated by the Investor Members.

                  (f) Any action which is required to be or may be taken at a meeting of the Board of Directors may be taken without a meeting if consent in writing including the required votes, either collectively or in counterparts, setting forth the action so taken, is signed by the required number of Directors as set forth in (e) above.

                  (g) Attendance at a meeting of the Board of Directors constitutes waiver of any objection to the notice of the meeting.

         SECTION 5.10      OTHER BUSINESS OF MEMBERS.

                  (a) Subject to (b) below, any Member may engage independently or with others in other business ventures of every nature and description, including without limitation the purchase of medical equipment, the rendering of medical services of any kind, and the making or management of other investments and neither the Company nor any Member shall have any right by virtue of this Agreement or the relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures.

                  (b) Except as specifically provided in this Section 5.10, as long as any Member owns a Membership Interest in the Company, and for a period of three (3) years after a Member ceases for any reason to own a Membership Interest in the Company, neither a Member, Investor Entity, Owner, Practice nor any of their respective Affiliates, shall hold, directly or indirectly, an investment, ownership or other beneficial interest in (x) any hospital, or (y) any other Entity (including a sole proprietorship), in either case, which provides any of the following services or facilities: cardiac catheterization, angioplasty, peripheral angioplasty, atherectomy, stenting and PTCA, any cardiac surgical procedures or services, or any cardiovascular services, in any case within Dodge, Fond du Lac, Jefferson, Kenosha, Milwaukee, Ozaukee, Racine, Rock, Sheboygan, Walworth, Washington and Waukesha Counties, Wisconsin (collectively, the "Territory"). Notwithstanding the terms of this Section 5.10 (b):

                           (i) No Member or Owner who is a physician shall be prohibited from maintaining his or her staff privileges and admitting and treating patients at any other hospital;

                           (ii) Nothing herein shall prohibit a Member, Owner, Practice or their Affiliates from owning up to three percent (3%) of the outstanding capital stock of a company which provides healthcare services or supplies and whose stock is publicly traded and listed on a nationally recognized securities exchange or from investing in a publicly traded mutual fund or making other investments with the prior written approval of the Board of Directors;

                           (iii) Nothing herein shall prevent an Investor Member who is a physician, an Owner who is a physician or a Practice that is an Owner or an Investor Member, from providing, and billing and receiving fees from any payor for the services required for therapeutic and diagnostic cardiovascular services including, but not limited to, nuclear imaging, echocardiography, stress testing and other similar ancillary services directly for the patients of such Investor Member, Owner, or Practice at the regular office established by such Investor Member, Owner or Practice for the practice of medicine or any other office or location except a hospital so long as they do not provide diagnostic or interventional cardiac catheterization services in such office or location;

                           (iv) Nothing herein shall prevent an Investor Member, an Owner or a Practice from operating a cardiac catheterization laboratory in the MOB located on the Hospital's campus in the event that the Board of Directors first determines in writing that the Hospital's cardiac catheterization laboratories have reached maximum capacity and the Board of Directors elects for the Company not to add additional cardiac catheterization laboratories in the Hospital or to operate a cardiac catheterization laboratory in the MOB; provided, however, that, subject to the restrictions set forth above in this subsection (iv), among the Investor Members, the Owners and the Practices, there may only be a total of two (2) cardiac catheterization laboratories in the MOB and further provided that (x) only diagnostic (but not interventional) cardiac catheterization services may be provided in such laboratories and (y) MHMI or an Affiliate is engaged to manage the laboratories;

                           (v) In addition, MHMI or its Affiliates may separately operate a mobile catheterization laboratory within the Territory, but only if either MHMI or an Affiliate thereof is providing such service pursuant to a lease of six (6) months or less to a provider who is already providing cath lab services and if the Board of Directors has elected not to have such service provided by the Company;

                           (vi) Nothing herein shall prevent any Member or Owner who is a physician from personally performing professional medical services directly for his or her patients at any hospital or facility and from billing and receiving professional fees as a result of his or her professional medical services from any payor.

                  (c) The Members and Owners have reviewed the term and geographical restrictions included in Section 5.10(b), and in light of the interests of the Members and Owners, agree that such restrictions are fair and reasonable.

                  (d) In order to ensure that the Hospital has available to it at all times leading and qualified cardiologists and cardiovascular surgeons, as of the date hereof the Company is entering into the Hospital Professional Services Agreement with each of the Investor Members and Owners who are physicians or their Practices, which Hospital Professional Services Agreement includes in Section 7 thereof certain covenants by the Owners who are physicians or Practices which are designed to ensure that the Owners who are physicians will be available to the Hospital from time to time in order to enable it to meet its objectives of being an efficient quality provider of cardiology and cardiovascular services. The Members, Practices, and Owners acknowledge and agree that the execution of the Hospital Professional Services Agreement by the Investor Members and Owners who are physicians or Practices is further consideration for the execution by the Members of this Agreement.

                  (e) If there is a breach or threatened breach of the provisions of this Section 5.10 of this Agreement, in addition to other remedies at law or equity, the non-breaching parties shall be entitled to injunctive relief. The Members and Owners desire and intend that the provisions of this Section 5.10 shall be enforced to the fullest extent permissible under the law and public policies applied, but the unenforceability or modification of any particular paragraph, subparagraph, sentence, clause, phrase, word, or figure shall not be deemed to render unenforceable the remainder of this Section 5.10. Should any such paragraph, subparagraph, sentence, clause, phrase, word, or figure be adjudicated to be wholly invalid or unenforceable, a court with applicable authority is hereby authorized to "blue pencil" or modify this Section, the balance of this Section 5.10 shall thereupon be modified in order to render the same valid and enforceable and the unenforceable portion of this Section 5.10 shall be deemed to have been deleted from this Agreement.

                  (f) The Company, the Board of Directors and the Members agree that the benefits to any Member, Owner, Practice or their Affiliates hereunder do not require, are not payment for, and are not in any way contingent upon the referral, admission or any other arrangement for the provision of any item or service offered by the Company to patients of such Member, any Owner, Practice or their Affiliates or in any facility, laboratory, cardiac catheterization facility or other health care operation controlled, managed or operated by the Company and nothing herein is intended to prohibit any Investor Member or Owner who is a physician from practicing medicine at any other facility.

                  (g) The Investor Members and Investor Entities shall cause each of their existing and future Owners to agree in writing to be personally bound by the terms of this Section 5.10.

         SECTION 5.11      BOARD OF DIRECTORS' STANDARD OF CARE.

         Each Director shall act in a manner he or she believes in good faith to be in the best interest of the Company and with such care as an ordinarily prudent Person in a like position would use under similar circumstances. In discharging his or her duties, each Director shall be fully protected in relying in good faith upon the records required to be maintained under this Agreement and upon such information, opinions, reports and statements by any of its other Directors, Members, or agents, or by any other Person as to matters each Director reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, income or losses of the Company or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

         Notwithstanding anything herein to the contrary, a Director or Member shall have the right to vote or approve Company matters in accordance with the terms of this Agreement regardless of the personal interest of any Member or Director in the outcome of any vote, decision or matter. In any case, a Director who has a personal interest in the outcome of any vote, decision, or matter shall endeavor to notify the other Directors of such personal interest prior to the applicable vote or decision of the Board of Directors, provided that such additional notification shall not be required if such conflict is reasonably obvious based upon the circumstances then existing.

         SECTION 5.12      LIMITATION OF LIABILITY.

         A Director shall not be liable to the Company or the Members for any action taken in managing the business or affairs of the Company if he or she performs the duty of his or her office in compliance with the standard contained in Section 5.11. No Director has guaranteed nor shall have any obligation with respect to the return of a Member's Capital Contribution or share of income from the operation of the Company. Furthermore, no Director shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member except loss or damage resulting from gross negligence or intentional misconduct or knowing violation of law or a transaction for which such Director received a personal benefit in violation or breach of the provisions of this Agreement.

         SECTION 5.13      INDEMNIFICATION OF THE DIRECTORS.

                  (a) Each Director shall be indemnified by the Company against any losses, judgments, liabilities, expenses, including attorneys' fees and amounts paid in settlement of any claims sustained by such Director arising out of any action or inaction of the Director in his or her capacity as a Director of the Company to the fullest extent allowed by law, provided that the same were not the result of gross negligence or willful misconduct on the part of the Director and provided that the Director, in good faith, reasonably determined that such course of conduct was in the best interest of the Company; provided, however, that such indemnification and agreement to hold harmless shall be recoverable only out of Company assets. Subject to applicable law, the Company shall advance expenses incurred with respect to matters for which a Director may be indemnified hereunder.

                  (b) If at any time, the Company has insufficient funds to furnish indemnification as herein provided, it shall provide such indemnification if and as it generates sufficient funds and prior to any cash distributions, pursuant to Article VI or Article VII hereof, to the Members.

         SECTION 5.14      PURCHASE OF GOODS AND SERVICES FROM MEMBERS.

         Goods and services may be purchased from Members or their Affiliates as long as they are of substantially the same quality and price as could be obtained from an unrelated third party.

         SECTION 5.15      CERTAIN DECISIONS OF THE BOARD OF DIRECTORS.

                  (a) As long as MHMI and/or its Affiliates are (i) providing a guaranty or are committed to provide a guaranty for any indebtedness of the Company, and/or (ii) have any outstanding loans to the Company or are committed to provide such loans, then notwithstanding anything in this Agreement to the contrary, all decisions and actions to be made by the Board of Directors with respect to any loan, lease or other similar financing of the development, construction or operation of the Hospital or the Company's affairs, including without limitation the decisions with respect to incurring any indebtedness or the refinancing thereof, shall be made by the Directors designated by MHMI and shall be subject to the consent of at least one of the Directors appointed by the Investor Members, which consent shall not be unreasonably withheld.

                  (b) The Board of Directors shall be deemed to have specifically approved all expenditures proposed by MHMI under this
         Article V that are substantially consistent with the Development Budget Exhibit (Exhibit C) or an approved operating budget when funded from additional Capital Contributions made to the Company by the Members pursuant to Section 3.5 above.

                  (c) The development and annual operating budgets to be proposed by MHMI hereunder shall be approved by the Board of Directors as provided above subject to the following:

                           (i) The Board of Directors shall be deemed to have approved a development budget that is substantially consistent with the Development Budget Exhibit attached to this Agreement and the Company's Private Placement Memorandum;

                           (ii) No Director shall unreasonably withhold its approval of budgets which are within the reasonable revenue expectations of the Hospital and which are in compliance (both as to terms and availability of financing) with agreements with the Company's lenders and other parties providing financing to the Company; and

                           (iii) In the event that the Board of Directors is unable to approve an annual budget, MHMI shall be authorized to operate the Company pursuant to the this Agreement under the previous year's budget increased by the greater of 10% or the percentage increase during the previous year in the Consumer Price Index for Medical Items as published by the United States Department of Labor, Bureau of Labor Statistics, until a new budget is approved. MHMI may also increase a budget under this Section 5.15(c)(iii) in reasonable relation to increases in revenues that exceed those in the current budget or increases in procedural or patient volumes at the Hospital provided that in making such additional expenditures the gross margin between the Company's net patient revenue and operating expenses remains the same or greater than the gross margin between net patient revenues and operating expenses in the most recent budget approved by the Board of Directors.

                  (d) Without MHMI's written consent, the Investor Members and the Board of Directors will not approve any change to the construction, design or equipment of the

         Hospital, if the effect thereof is to materially increase the cost thereof as set forth on the Development Budget Exhibit (Exhibit C) approved hereunder.

         SECTION 5.16      INDEMNITY BY THE COMPANY.

         The Company agrees to indemnify, defend and hold MHMI, its directors, officers, employees and agents, harmless from and against any and all loss, claim, cause of action, demand, penalty, liability, action, damage or deficiency, lawsuit or other proceeding against MHMI in its capacity as Manager of the Company, resulting or arising from (a) acts or omissions of the Company, its Members, officers, employees (unless due to the gross negligence or willful misconduct of MHMI), (b) any liability or obligation of the Company, except those which MHMI created in violation of this Article V; (c) any nonfulfillment of the Company of any of its covenants or agreements under this Article V; (d) any violation of law by the Company; and (e) any loss or damage, reasonable attorney's fees and other costs and expenses incident to any of (a) through (d). The indemnity covenants set forth in this Section 5.16 shall survive the termination of this Agreement for any reason.

         SECTION 5.17      FORCE MAJEURE.

         MHMI shall not be liable nor shall it be deemed to be in default for any delay or failure in performance under this Article V or other interruption of service or employment deemed resulting directly or indirectly from Acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by MHMI's employees or any similar or dissimilar cause beyond the reasonable control of MHMI. Further, MHMI shall not be in default under this
Article V if the default resulted from actions taken at the request or direction of the Board of Directors or if the Board of Directors failed to take reasonable action recommended by MHMI to enable it to meet its obligations hereunder.

                                   ARTICLE VI

                          DISTRIBUTIONS AND ALLOCATIONS

         SECTION 6.1 DISTRIBUTIONS OF CASH FLOW FROM OPERATIONS AND CASH FROM SALES OR REFINANCING.

         Prior to the dissolution of the Company, and subject to the terms and conditions to which the Company is bound with respect to its lenders ("Loan Conditions"), Cash Flow from Operations and Cash from Sales or Refinancing, if any, remaining after repayment of any amounts currently due with respect to loans made by the Members to the Company, shall be distributed quarterly by the Manager as Cash Distributions according to the relative percentage Membership Interests of the Members at such times as the Board of Directors deems appropriate; provided, however, that to the extent possible, any Guarantee Fee shall be deducted from the Cash Distributions otherwise distributable to the Nonguarantor Members and paid to the Guarantor Members as set forth in Section 5.6(c). Notwithstanding anything herein to the contrary, no distributions shall be made to Members if prohibited by the Act or any other applicable law and unless the aggregate principal balance of any loans made to the Company by MHMI or an Affiliate pursuant to Section 3.5 does not exceed Six Million Dollars ($6,000,000) at the time of any Cash Distributions.

         The Board of Directors shall, to extent permitted by the Loan Conditions and subject to the availability of Cash Flow from Operations and using commercially reasonable efforts, distribute cash annually pro rata to Members in an amount which is sufficient to enable them to pay income taxes, if any, which arise from the taxable income of the Company. In computing taxable income of each Member, the taxable income of each Member for the current year shall be reduced by any cumulative tax losses incurred in prior years (after reduction by taxable income in prior years). Such distributions shall assume for all Members the highest combined federal and state tax rates applicable to any Member with respect to his or its Profits from the Company.

         SECTION 6.2       PROFITS.

         Except as provided in the Regulatory Allocations Exhibit (Exhibit D) and subject to Section 6.6, Profits shall be allocated as follows:

                  (a) First, to the Members who have been allocated Losses pursuant to Subsection 6.3(a) below until the cumulative Profits allocated pursuant to this Subsection 6.2(a) equal the cumulative prior allocations of Losses under that Subsection.

                  (b) Next, to the Members who have been allocated Losses pursuant to Subsection 6.3(b) below until the cumulative Profits allocated pursuant to this Subsection 6.2(b) equal the cumulative prior allocations of Losses under that Subsection.

                  (c) All remaining Profits shall be allocated to the Members in accordance with their percentage Membership Interests.

         SECTION 6.3       LOSSES.

         Except as provided in the Regulatory Allocations Exhibit (Exhibit D) and subject to Section 6.6, Losses shall be allocated as follows:

                  (a) First, Losses shall be allocated to the Members with positive Adjusted Capital Account balances in proportion to those balances.

                  (b) All remaining Losses shall be allocated to the Members in accordance with their percentage Membership Interests.

         SECTION 6.4       CODE SECTION 704(C) TAX ALLOCATIONS.

         Income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Agreed Value pursuant to any method allowable under Code Section 704(c) and the Regulations promulgated thereunder.

         In the event the Agreed Value of any Company asset is adjusted after its contribution to the Company, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take into account any variation between the adjusted basis of such asset for federal income tax purposes and its Agreed Value pursuant to any method allowable under Code Section 704(c) and the Regulations promulgated thereunder.

         Any elections or other decisions relating to allocations under this Section shall be determined by the Board of Directors. Absent a determination by the Board of Directors, the remedial allocation method under Regulation Section 1.704-3(d) shall be used. Allocations pursuant to this Section are solely for purposes of federal, state, and local taxes and shall not be taken into account in computing any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

         SECTION 6.5       MISCELLANEOUS.

                  (a) Allocations Attributable to Particular Periods. For purposes of determining Profits, Losses or any other items allocable to any period, such items shall be determined on a daily, monthly, or other basis, as determined by the Board of Directors using any permissible method under Code Section 706 and the Regulations thereunder.

                  (b) Other Items. Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction, credit and any other allocations not otherwise provided for shall be divided among the Members in the same proportion as they share Profits or Losses, as the case may be, for the year.

                  (c) Tax Consequences; Consistent Reporting. The Members are aware of the income tax consequences of the allocations made by this Article and by the Regulatory Allocations and hereby agree to be bound by those allocations as reflected on the information returns of the Company in reporting their shares of Company income and loss for income tax purposes. Each Member agrees to report its distributive share of Company items of income, gain, loss, deduction and credit on its separate return in a manner consistent with the reporting of such items to it by the Company. Any Member failing to report consistently, and who notifies the Internal Revenue Service of the inconsistency as required by law, shall reimburse the Company for any legal and accounting fees incurred by the Company in connection with any examination of the Company by federal or state taxing authorities with respect to the year for which the Member failed to report consistently.

         SECTION 6.6       SPECIAL ALLOCATIONS OF GUARANTEE FEES.

         Any and all deductions, losses or reductions to Capital Accounts attributable to the payment by the Company of Guarantee Fees shall be allocated to the Nonguarantor Members in accordance with their relative percentage Membership Interests.

                                   ARTICLE VII

              DISSOLUTION, WINDING UP AND LIQUIDATING DISTRIBUTIONS

         SECTION 7.1       NO TERMINATION BY CERTAIN ACTS OF MEMBER.

         Neither the transfer of interest, withdrawal from the Company, bankruptcy, insolvency, dissolution, liquidation or other disability, nor the legal incompetency of any Member shall result in the termination or dissolution of the Company or affect its continuance in any manner whatsoever.

         SECTION 7.2       DISSOLUTION.

         The Company shall be dissolved upon the happening of any of the following events, whichever shall first occur:

                  (a) The election to dissolve the Company in accordance with the terms of Section 3.5(f) hereof;

                  (b) The expiration of the term of the Company as provided in Section 2.6 hereof;

                  (c)      The adjudication of bankruptcy of the Company;

                  (d)      Upon the written consent of the Required Members;

                  (e)      In accordance with Section 12.11 hereof;

                  (f) The entry of a decree of judicial dissolution or the administrative dissolution of the Company as provided in the Act;

                  (g) Upon the written election of MHMI prior to the execution by MHMI on behalf of the Company of definitive agreements for the construction of the Hospital and for a loan to finance the construction of the Hospital, in the event that upon thirty (30) days prior written notice to the Members, the conditions set forth at
         Section 3.11 have not been met with regard to the MOB; or

                  (h) Upon the written election of either MHMI or the Investor Members, in the event that within eighteen (18) months following the earlier of the execution of this Agreement by all Initial Members or the date that all of the Initial Members otherwise become bound under this Agreement, the Company has not commenced construction of the Hospital, unless such period is extended by the mutual written agreement of MHMI and the Investor Members.

         Upon the occurrence of the events of dissolution set forth at this
Section 7.2, the Manager shall promptly take such steps as are required to dissolve the Company, including, but not limited to, the winding up of the affairs of the Company and, upon the completion of the winding up, the filing of a certificate of cancellation as required under the Act.

         SECTION 7.3       DISSOLUTION AND FINAL LIQUIDATION.

                  (a) Upon any dissolution of the Company, the Company shall not terminate, but shall cease to engage in further business except to the extent necessary to perform existing contracts and preserve the value of its assets. Its assets shall be liquidated and its affairs shall be wound up as soon as practical thereafter by the Manager or, if for any reason there is no Manager, by another Person designated by the Board of Directors. In winding up the Company and liquidating assets, the Manager, or other Person so designated for such purpose, may arrange, either directly or through others, for the collection and disbursement to the Members of any future receipts from the Hospital or other sums to which the Company may be entitled, and shall sell the Company's interest in the Hospital and the Equipment to any Person, including any Member or any Affiliate thereof, on such terms and for such consideration as shall be consistent with obtaining the fair market value thereof, as such fair market value is approved by the Members pursuant to Section 3.8.

                  (b) Upon any such dissolution and liquidation of the Company, the net assets, if any, of the Company available for distribution, including any cash proceeds from the liquidation of Company assets, shall be applied and distributed in the following manner or order, to the extent available:

                           (i) To the payment of or creation of reserves for all debts, liabilities, and obligations to all creditors of the Company (other than the Members or their Affiliates) and the expenses of liquidation;

                           (ii) To the payment of all debts and liabilities (including interest), and further including without limitation any accrued but unpaid Guarantee Fees, owed to the Members or their Affiliates as creditors; and

                           (iii) The balance to the Members with positive Capital Account balances after taking into account all other adjustments during the Fiscal Year in which liquidation occurs.

                  (c) The Members shall look solely to the assets, if any, of the Company for any return of their Capital Contributions and, if the assets of the Company remaining after payment or discharge of the Company's debts and liabilities, or provision therefor, are insufficient to return all or any part of the Capital Contributions, no Member shall have any right of recourse against the Directors or other Members or to charge the Board of Directors or other Members for any amounts except as provided herein and except to the extent otherwise provided by the Act and/or Delaware law.

                  (d) Upon such dissolution, reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to minimize the losses normally attendant to a liquidation.

                  (e) The Capital Accounts of the Members, as adjusted, shall be utilized by the Company for the purpose of making distributions to those Members with positive balances in their respective Capital Accounts pursuant to Section 7.3(b). In making such distributions, the Board of Directors or the Person winding up the affairs of the Company shall distribute all funds available for distribution to the Members (after establishing any reserves that the Board of Directors or the Person winding up the affairs of the Company deems reasonably necessary pursuant to Section 7.3(b)) prior to the later of (i) the end of the taxable year in which the event which caused the termination and dissolution of the Company occurs, or (ii) ninety (90) days after the occurrence of such event. The Board of Directors in its sole discretion, or the Person winding up the affairs of the Company, in its discretion, may elect to have the Company retain any installment obligations owed to the Company until collected in full so long as any portion of the reserves which are later determined to be unnecessary, and all collections on such installment obligations which are not deemed to be reasonably necessary by the Board of Directors or the Person winding up the affairs of the Company to add to such reserves are distributed as soon as practicable in accordance with the provisions of Section 7.3(b) as modified by this Section.

         SECTION 7.4       TERMINATION.

         Upon completion of the dissolution, winding up, distribution of the liquidation proceeds and any other Company assets, the Company shall terminate.

         SECTION 7.5       PAYMENT IN CASH.

         Any payments made to any Member pursuant to this Article VII shall be made only in cash.

         SECTION 7.6       TERMINATION OF NONCOMPETITION COVENANTS.

                  (a) Members shall have no continuing liability or obligation under Section 5.10 after the second (2nd) anniversary of the earlier of: (i) the dissolution of the Company; or (ii) the date upon which the Company ceases to be licensed to operate an acute care hospital.

                  (b) Notwithstanding the terms of Section 7.6(a) or any other provision hereof, in the event the Company is dissolved pursuant to Section 12.11 hereof, Members shall have no continuing liability or obligation under Section 5.10(b) after the dissolution of the Company; provided, however, that in the event that at any time prior to the second (2nd) anniversary of the dissolution of the Company pursuant to
         Section 12.11 an Investor Member, Investor Entity, Practice or Owner wishes to engage in, either directly or indirectly, a transaction otherwise prohibited by Section 5.10(b), prior to agreeing to any such transaction or agreeing to vote his, her, or its interest to approve such transaction, the Investor Member, Investor Entity, Practice or Owner shall give MHMI written notice of such proposed transaction including all terms and conditions (the "MHMI Notice"). MHMI shall then have forty-five (45) days following receipt of the MHMI Notice to agree to participate in the transaction on substantially the same terms and conditions as the Investor Member, Investor Entity, Practice or Owner (the "Option"). In the event MHMI does not elect to exercise any such Option within such forty-five (45) day period, the applicable Investor Member, Investor Entity, Practice or Owner may enter into the transaction without the participation of MHMI provided that if the Investor Member, Investor Entity, Practice or Owner fails to enter into the proposed transaction within ninety (90) days following the expiration of the forty-five (45) day period following MHMI's receipt of the MHMI Notice, then the terms and conditions of this Section 7.6(b) shall again apply, until the second (2nd) anniversary of the dissolution of the Company pursuant to Section 12.11.

                                  ARTICLE VIII

            REMOVAL OR WITHDRAWAL OF MEMBERS AND TRANSFER OF MEMBERS'
                      MEMBERSHIP AND/OR ECONOMIC INTERESTS

         SECTION 8.1       MEMBERS - RESTRICTION ON TRANSFER.

                  (a) Except as otherwise set forth in this Section or in this Agreement, no Membership Interest or any portion thereof, shall be validly sold or assigned whether voluntarily, involuntarily or by operation of law, and no purported assignee shall be recognized by the Company for any purpose, unless such Membership Interest shall have been transferred in accordance with the provisions of this Agreement and in compliance with such additional restrictions as may be imposed by any federal or state securities regulatory authority or law and with the consent of the Board of Directors. In no event, however, shall a Member transfer or sell all or any of its Membership Interest to any party which, if a Member, would be in violation of Section 5.10(b) hereof.

                  (b) Except as otherwise set forth in this Section or in this Agreement, a Member may transfer, sell or assign its entire Membership Interest only if it has received the approval of the Board of Directors. Subject to the foregoing: (i) the Company first for a period of fifteen (15) days, and thereafter the other Members in proportion to their Membership Interest in the Company for a period of fifteen (15) days, shall have the right, but not the obligation, to purchase all, but not less than all, of the Membership Interest proposed to be transferred, which right shall be exercisable on the terms and for the purchase price set forth in writing in a bona fide offer made for the Membership Interests by a third-party (the "Right of First Refusal"), and (ii) there shall have been filed with the Company a duly executed and acknowledged counterpart of the instrument making such assignment signed by both the assignor and assignee and such instrument evidences the written acceptance by the assignee of all of the terms and provisions of the Agreement, represents that such assignment was made in accordance with all applicable laws and regulations and the assignee shall have represented to the Company in writing that it meets the investor suitability standards established by the appropriate state of residence, or, in the absence thereof, the investor suitability standards established by the Company. The Board of Directors shall use reasonable care to determine that transfers are in accordance with applicable laws and regulations, including obtaining an opinion of counsel to that effect. Any Member that assigns all of its Membership Interest shall cease to be a Member of the Company. Any Membership Interests acquired by the Company pursuant to Section 8.1 may, subject to applicable law, be re-offered by the Company to suitable investors.

                  (c) Subject to (d) below, any dissolution, liquidation, merger (unless Members or their Affiliates existing prior to such merger own at least fifty-one percent (51%) of the surviving entity after the merger or unless both parties to such merger are majority owned by parties who are Members or their Affiliates prior to such merger) or sale of a Member which is an Entity (a sale shall include a transfer of fifty percent (50%) or more of its ownership interests or of substantially all of its assets or any other transaction or series of related transactions intended to accomplish, in substance, a sale of such Entity), which event shall not occur, subject to (d) below, without the written consent of the other Members, shall constitute an offer by such Member to sell such Member's Membership Interest to the Company and the other Members pursuant to Section 8.6 for a purchase price equal to five (5) multiplied by the net income (as reasonably determined by the Company's accountants) of the Company for the twelve (12) month period ending as of the calendar quarter most recently ended prior to such event multiplied by the percentage Membership Interest of such Member in the Company (the "Formula Purchase Price"). The Formula Purchase Price shall be paid in three (3) equal annual installments, the first third of which shall be paid upon the determination of the Formula Purchase Price and the remaining two
         (2) installments of which shall be paid on the first and second anniversary of such date (the "Payment Method"). The remaining two (2) installments shall bear interest at the Prime Rate as of the date of the date of the determination of the Formula Purchase Price. Accrued interest shall be paid as of the dates payments of principal are due as provided above according to the Payment Method.

                  (d) Notwithstanding anything herein to the contrary, MHMI may assign its Membership Interest in the Company, its rights to designate Directors hereunder, and its rights as manager under the Management Services Agreement (i) to any party who purchases fifty-one percent (51%) or more of MedCath Corporation, MedCath Holdings, Inc., MedCath Incorporated's and their subsidiaries' assets or capital stock if such purchaser (in case of an asset sale) assumes in writing the obligations of MHMI (and as to MedCath Corporation and MedCath Incorporated, their respective successor(s), as applicable, assume in writing their respective guarantee obligations assumed specifically under this Agreement) hereunder or (ii) to a party under control of, common control, or which controls MHMI. MHMI may also assign its Membership Interest in the Company, its right to designate Directors, and its rights under the Management Services Agreement to a financial institution (a "Lender") as collateral security for repayment of indebtedness for borrowed funds by MedCath Incorporated or its Affiliates; provided, however, that a Lender will not have the right to vote on behalf of MHMI as a Member of the Company unless and until the Lender forecloses on MHMI's Membership Interest in the Company. The Members acknowledge and agree, however, that a Lender may require that the Company not amend agreements entered into by the Company without Lender's consent and that a Lender may require that the Company or MHMI or its Affiliates agree to certain restrictions and covenants that will bind the Company and/or otherwise restrict certain rights of the Members under this Agreement.

                  (e) Notwithstanding anything in this Agreement to the contrary, an Investor Member may, upon the consent of the Board of Directors, assign his, her or its Membership Interest to a trust or family limited partnership that is formed and maintained for the sole benefit of the Investor Member or the individual who owns the Investor Member, as the case may be, and/or his or her immediate family so long as: (i) the Investor Member or individual who owns the Investor Member agrees in writing that he or she continues to be bound by the terms of
         Section 5.10 of the Agreement and all confidentiality obligations under this Agreement; (ii) the Investor Member or individual who owns the Investor Member agrees in writing that he or she shall remain a trustee, general partner or otherwise exercises control over the trust or family limited partnership as determined by the Board of Directors in its sole discretion; (iii) the Manager first approves in writing the terms of all documents creating and constituting the trust or family limited partnership; and (iv) the assignment meets such other requirements as reasonably established by the Board of Directors from time to time. Other than (i) through (iv) above, an assignment made under this Section 8.1(e) shall not be subject to any of the restrictions on the transfer of Membership Interests set forth in this Agreement including, but not limited to, the Right of First Refusal set forth at Section 8.1(b).

         SECTION 8.2       CONDITION PRECEDENT TO TRANSFER OF MEMBERSHIP
                           INTEREST.

         Notwithstanding anything herein to the contrary, no transfer of Membership Interest may be made if such transfer (a) constitutes a violation of the registration provisions of the Securities Act of 1933, as amended, or the registration provisions of any applicable state securities laws; (b) if after such transfer the Company will not be classified as a partnership for federal income tax purposes; and (c) if when taken together with other prior transfers, results in a "termination" of the Company for federal income tax purposes. The Company may require, as a condition precedent to transfer of Membership Interest, delivery to the Company, at the proposed transferor's expense, of an opinion of counsel satisfactory (both as to the counsel and substance of the opinion) to the Company that the transfer will not violate any of the foregoing restrictions.

         SECTION 8.3       SUBSTITUTE MEMBER - CONDITIONS TO FULFILL.

         No assignee of a Member's Membership Interest in the Company shall have the right to become a Substitute Member in place of its assignor unless, in addition to any other requirement herein, all of the following conditions are satisfied:

                  (a) The Company, and if applicable the other Members, have waived their respective rights, pursuant to Section 8.1 to purchase the Membership Interest held by the assignee;

                  (b) The duly executed and acknowledged written instrument of assignment which has been filed with the Company sets forth that the assignee becomes a Substitute Member in place of the assignor;

                  (c) The assignor and assignee execute and acknowledge such other instruments as the Board of Directors may deem reasonably necessary or desirable to effect such admission, including, but not limited to, the written acceptance and adoption by the assignee of the provisions of this Agreement;

                  (d) The payment by the assignee of all costs to the Company associated with the transaction, including but not limited to legal fees, transfer fees, and filing fees.

         SECTION 8.4       ALLOCATIONS BETWEEN TRANSFEROR AND TRANSFEREE.

         Upon the transfer of a Membership Interest, all items of income, gain, loss, deduction and credit attributable to the Membership Interest so transferred shall be allocated between the transferor and the transferee in such manner as the transferor and transferee agree at the time of transfer; provided such allocation does not violate federal or state income tax law. If the Board of Directors, in its sole discretion, deems such laws violated, then such allocation shall be made pro rata for the fiscal year based upon the number of days during the applicable fiscal year of the Company that the Membership Interest so transferred was held by the transferor and transferee, without regard to the results of Company activities during the period in which each was the holder, or in such other manner as the Board of Directors deems necessary to comply with federal or state income tax laws. Distributions as called for by this Agreement shall be made to the holder of record of the Membership Interest on the date of distribution. Notwithstanding anything contained in this Agreement to the contrary, the Company shall be entitled to treat the assignor of any assigned Membership Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to such assignor in reliance on the Company records as they exist until such time as the written assignment has been received by, and recorded on the books of the Company. For purposes of this Article VIII, the effective date of an assignment of any Membership Interest shall be the last day of the month specified in the written instrument of assignment.

         SECTION 8.5       RIGHTS, LIABILITIES OF, AND RESTRICTIONS ON ASSIGNEE.

         No assignee of a Membership Interest shall have the right to participate in the Company, inspect the books of account of the Company or exercise any other right of a Member unless and until admitted as a Substitute Member. Notwithstanding the failure or refusal to admit an assignee as a Substitute Member, such assignee shall be entitled to receive the share of income, credit, gain, expense, loss and deduction and cash distributions provided hereunder that is assigned to it, and, upon demand, may receive copies of all reports thereafter delivered pursuant to the requirements of this Agreement; provided, however, that the Company shall have first received notice of such assignment and all required consents thereto shall have been obtained and other conditions precedent to transfer thereof shall have been satisfied. The Company's tax returns shall be prepared to reflect the interests of assignees as well as Members.

         SECTION 8.6       REPURCHASE OF INTERESTS IN CERTAIN EVENT.

                  (a) In the discretion of the Board of Directors, the Company may, but is not obligated to, repurchase a Member's Membership Interest upon a breach by the Member or any of its Affiliates of the Member's obligations contained in Article III, Sections 5.10, and 8.1 of this Agreement.

                  (b) Each Member agrees to sell its Membership Interest to the Company in the event the Company elects to exercise the rights of repurchase granted under Section 8.6(a) and the purchase price shall be paid according to the Payment Method and shall be the lower of (i) the Capital Contributions of the Member less all amounts distributed to such Member by the Company, and (ii) the Formula Purchase Price.

                  (c) The Directors designated solely by any Member or any Director who is a Member, or who is an Owner of a Member, if such Member's activities give rise to the event set forth in Section 8.6(a) shall not have a vote hereunder and a majority of the other Directors shall make all decisions under this Section 8.6 with respect to such activities.

                  (d) Notwithstanding anything herein to the contrary, the repurchase of the Economic Interest or Membership Interest of MHMI under Section 8.6(a) shall not become effective unless and until MHMI and its Affiliates are fully released from their liability as guarantors for any indebtedness of the Company and unless and until all amounts loaned by MHMI or its Affiliates to the Company are paid in full.

         SECTION 8.7       DEATH OF A MEMBER.

         Heirs of Members who are individuals shall be entitled to inherit the Membership Interests of a deceased Member, provided that upon a Member's death (or the death of an individual that owns a Member) such interests shall be automatically converted to an Economic Interest only in the Company until such heir agrees in writing to all of the terms and conditions of this Agreement and such other reasonable terms as may be established by the Board of

Directors, in which event such interest shall again become a Membership Interest in the Company. Notwithstanding the previous sentence, within one hundred twenty
(120) days of the Company first learning of the death of an individual or of an individual that owns a Member, the Company shall have the option to purchase the Membership Interest owned by such deceased Member directly or through an Entity, and the estate of the deceased individual shall be obligated to sell such Membership Interest to the Company, in accordance with the terms of this Section
8.7. The Company may exercise its option by giving written notice thereof to the estate of the deceased individual, or the appropriate representative thereof, within such one hundred twenty (120) day period. The purchase price for such Membership Interest shall equal the Formula Purchase Price. The purchase price shall be paid according to the Payment Method. The outstanding amounts due from the Company to the estate of the deceased individual shall bear interest at Prime Rate as of the date of such individual's death. Accrued interest shall be paid as of the dates payments of principal are due as provided above. The agreements for the formation and governance of Investor Members that are Entities shall provide for the disposition of the ownership interest of a deceased owner of such Investor Members, which disposition shall be subject to the approval the Manager. Notwithstanding any provision of this Section 8.7, if a Member or an individual who has an ownership interest in a Member dies prior to the third (3rd) anniversary of the Opening Date, then, at the option of the heir(s) of the deceased Member or individual who owns a Member, the Company may not exercise its option hereunder to purchase the Membership Interest owned by the deceased Member directly or through an Entity until after the third (3rd) anniversary of the Opening Date.

         SECTION 8.8       MARITAL OR COMMUNITY PROPERTY AND DIVORCE.

                   (a) For purposes of this Agreement, any reference to a Membership Interest shall include all interests now or hereafter acquired by the spouse of a Member as a result of (i) community or marital property laws including community or marital property, deferred marital property or augmented marital property, or (ii) a property division or other award or transfer upon dissolution of marriage. The creation of an interest in a Membership Interest by operation of any applicable community or marital property law shall not be deemed to be a transfer so long as the Membership Interest in which an interest is created continues to satisfy the following two conditions: (x) the Membership Interest is registered in the name of the Member, and (y) the Membership Interest is controlled by the Member.

                   (b) If the conditions set forth in either of Section 8.8(a)(x) or 8.8(a)(y) cease to be satisfied for any reason (including, without limitation, the death of the spouse of the Member or the dissolution of marriage) (referred to hereafter as a "Transfer Event"), the Member shall have the right and option to purchase all, but not less than all, of the interest of the Member's spouse in such Membership Interest for a period of thirty (30) days after the entry of a judgment of divorce or legal separation, or for a period of eight (8) months after the date of the spouse's death, whichever is applicable. Such option shall be exercisable by written notice from the Member to the Company and the Member's spouse or the personal representative of the spouse's estate, whichever is applicable.

                   (c) In the event the Member does not elect to purchase all of the spouse's marital property interest, the Company shall have an option to purchase all, but not less than all, of the spouse's interest in such Membership Interest. This option shall be exercisable within thirty (30) days after the expiration of the applicable election period set forth in Section 8.8(b). If the Company elects to exercise the option to purchase, it shall give written notice of the election to the spouse or the personal representative of the spouse's estate, whichever is applicable.

                  (d) The closing of the purchase and sale of a spouse's marital property interest shall occur at the principal office of the Company on such date as may be selected by the purchaser but in any event not less than five (5) days nor more than forty-five (45) days after the date the purchaser elects to exercise the option to purchase described herein. The purchase price for a spouse's marital property interest pursuant to Section 8.8(b) or 8.8(c) shall equal the Formula Purchase Price and shall be paid according to the Payment Method. The principal outstanding from time to time shall bear interest at the Prime Rate as of the date of the Transfer Event. Accrued interest shall be paid as of the dates payments of principal are due as provided above.

                   (e) If the Company and the Member do not elect to purchase the spouse's marital property interest as described in Section 8.8(b) or 8.8(c), the resulting transferee shall be considered a Substitute Member and must fulfill the conditions of Section 8.3.

                   (f) By signing a spousal consent and acknowledgment, if a spouse is married to a Member at the time he or she becomes a Member, or by becoming the spouse of a Member, the spouse, without further act or deed, grants to the Member an irrevocable and absolute proxy and power of attorney (the proxy and power being coupled with an interest) to (i) take such actions on the spouse's behalf without any further deed than the taking of the action by the Member with respect to the Membership Interests otherwise held by the Member, and (ii) sign any document or instrument evidencing the action for or on behalf of the spouse relating to the Membership Interests.

                                   ARTICLE IX

                        RECORDS, ACCOUNTINGS AND REPORTS

         SECTION 9.1       BOOKS OF ACCOUNT.

         At all times during the continuance of the Company, the Board of Directors shall maintain or cause to be maintained true and full financial records and books of account showing all receipts and expenditures, assets and liabilities, income and losses, and all other records necessary for recording the Company's business and affairs including those sufficient to record the allocations and distributions required by the provisions of this Agreement.

         SECTION 9.2       ACCESS TO RECORDS.

         The books of account and all documents and other writings of the Company, including the Certificate of Formation and any amendments thereto, shall at all times be kept and maintained at the principal office of the Company or elsewhere as decided by the Board of Directors. Each Member or its designated representatives shall, upon reasonable notice to the Company, have access to such financial books, records and documents during reasonable business hours and may inspect and make copies of any of them.

         SECTION 9.3       BANK ACCOUNTS AND INVESTMENT OF FUNDS.

                  (a) MHMI shall open and maintain, on behalf of the Company, a bank account or accounts in a federally insured bank or savings institution as it shall determine, in which all monies received by or on behalf of the Company shall be deposited. All withdrawals from such accounts shall be made upon the signature of such person or persons as MHMI may from time to time designate.

                  (b) Any funds of the Company which MHMI may determine are not currently required for the conduct of the Company's business may be deposited with a federally insured bank or savings institution or invested in short term debt obligations (including obligations of federal or state governments and their agencies, commercial paper, certificates of deposit of commercial banks, savings banks or savings and loan associations) as shall be determined by MHMI in its sole discretion.

         SECTION 9.4       FISCAL YEAR.

         The Fiscal Year and accounting period of the Company shall end on September 30 of each year.

         SECTION 9.5       ACCOUNTING REPORTS.

         As soon as reasonably practicable after the end of each fiscal year but in no event later than 120 days after the end thereof, each Member shall be furnished an annual accounting showing the financial condition of the Company at the end of such fiscal year and the result of its operations for the fiscal year then ended, which annual accounting shall be prepared on an accrual basis in accordance with generally accepted accounting principles applied on a consistent basis and shall be delivered to each of the Members promptly after it has been prepared. It shall include a balance sheet as of the end of such Fiscal Year and statements of income and expense, each Member's equity, and cash flow for such Fiscal Year. At the Manager's election the Company shall either be audited or such annual accountings shall be either reviewed or compiled by a firm of independent certified public accountants engaged by the Manager on behalf of the Company which shall also be the accounting firm of the Manager. The audit may be a simple audit provided that the audit report shall set forth the distributions to the Members for such Fiscal Year and shall separately identify distributions from (i) operating revenue during such Fiscal Year, (ii) operating revenue from a prior period which had been held as reserves, (iii) proceeds from the sale or refinancing of the Equipment, and (iv) unexpended proceeds received from the sale of Membership Interests. Any Member, at such Member's sole cost and expense, may obtain an audit of the Company by an independent certified public accountant at any time upon notice to MHMI. Following the Opening Date, the Manager shall also cause to be prepared and distributed to the Members quarterly financial statements.

         SECTION 9.6       TAX MATTERS PARTNER.

         MHMI shall act as the "Tax Matters Partner" of the Company as that term is defined Section 6231 of the Code.

                                    ARTICLE X

                      MEETINGS AND VOTING RIGHTS OF MEMBERS

         SECTION 10.1      MEETINGS.

                   (a) Meetings of the Members of the Company for any purpose may be called by the Board of Directors, or by any Member that owns, or any group of Members that own in the aggregate, at least a fifteen percent (15%) Membership Interest in the Company. Such meetings shall be held in the Milwaukee, Wisconsin area. A Member may attend a meeting by telephone or other electronic means and be considered present for purposes of a quorum so long as the telephone or other connection allows each Member to hear and be heard by all other Members. A quorum of the Members shall be necessary to conduct business at any Members' meeting. A quorum shall consist of MHMI and Investor Members holding a majority of the percentage Membership Interests of the Investor Members.

                  (b) Meetings of the Investor Members of the Company for any purpose may be called by Investor Members who, in the aggregate, own at least fifteen percent (15%) of the Membership Interests in the Company. Such meetings shall be held in the Milwaukee, Wisconsin area. A quorum of Investor Members shall be necessary to conduct business at any Investor Members meeting. Investor Members holding a majority of the percentage Membership Interests of the Investor Members shall constitute a quorum at any meeting of the Investor Members of the Company. An Investor Member may attend a meeting by telephone or other electronic means and be considered present for purposes of a quorum so long as the telephone or other connection allows each Investor Member to hear and be heard by all other Investor Members.

                  (c) A notice of any such meeting shall be given by mail, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each Member at its address as specified in
         Section 12.7. Such notice shall be in writing, and shall state the place, date and hour of the meeting, and shall indicate by whom it is being issued. The notice shall state the purpose or purposes of the meeting. If a meeting is adjourned to another time or place, and if any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting.

                  (d) Each Member may authorize any Person or Persons to act for the Member by proxy in all matters in which a Member is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Member or its attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Member executing it.

         SECTION 10.2      VOTING RIGHTS OF MEMBERS.

                  (a) Each Member shall take no part in or interfere in any manner with the control, conduct or operation of the Company, and shall have no right or authority to act for or bind the Company except as provided herein. Votes or decisions, to the extent taken or to be made, of the Members may be cast by a duly authorized representative of the Member designated by written notice to the Company and each Member. Such votes may be cast at any duly called meeting of the Company or in writing within ten (10) days after written request therefor. Except as otherwise provided herein, any matters requiring the consent or approval of the Members shall require the affirmative vote of the Required Members. Each Member shall be entitled to the number of votes equal to the percentage Membership Interest of such Member.

                  (b)      No Member shall have the right or power to vote to:
         (i) withdraw or reduce the Member's Capital Contributions except as a result of the dissolution and liquidation of the Company or as otherwise provided by law or this Agreement; (ii) bring an action for partition against the Company; (iii) cause the termination and dissolution of the Company by court decree or otherwise, except as set forth in this Agreement; or (iv) demand or receive property other than cash in return for its Capital Contributions.

                                   ARTICLE XI

                                   AMENDMENTS

         SECTION 11.1      AUTHORITY TO AMEND BY THE BOARD OF DIRECTORS.

         Notwithstanding Section 3.8 of this Agreement, the Board of Directors may amend this Agreement or the Article of Organization of the Company without the consent of the Required Members for the following purposes only:

                  (a) To admit additional Members or Substitute Members but only in accordance with and if permitted by the other terms of this Agreement;

                  (b) To preserve the legal status of the Company as a limited liability company under the Act or other applicable state or federal laws if such does not change the substance hereof, and the Company has obtained the written opinion of its counsel to that effect;

                  (c) To cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to clarify any provision of this Agreement, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement;

                  (d) To satisfy the requirements of the Code and Regulations with respect to limited liability companies or of any federal or state securities laws or regulations, provided such amendment does not adversely affect the Membership Interests of Members and is necessary or appropriate in the written opinion of counsel and any amendment under this subsection (d) shall be effective as of the date of this Agreement;

                  (e) To the extent that it can do so without materially reducing the economic return on investment in the Company to any Member, to satisfy any requirements of federal or state legislation or regulations, court order, or action of any governmental administrative agency with respect the operation or ownership of the Hospital; and

                  (f) Subject to the terms of Section 2.6, to extend the term of the Company.

         Any proposed amendment by a member of the Board of Directors shall not be unreasonably delayed or rejected by any other member of the Board of Directors.

         SECTION 11.2      RESTRICTIONS ON THE BOARD OF DIRECTORS' AMENDMENTS:
                           AMENDMENTS BY MEMBERS.

         Except as provided in Section 11.1, amendments to this Agreement shall be made only upon the consent of the Required Members. No amendment shall be made pursuant to Section 11.1 above which would materially and adversely affect the federal income tax treatment to be afforded each Member, materially and adversely affect the Membership Interests and liabilities of each Member as provided herein, materially change the purposes of the Company, extend or otherwise modify the term of the Company, or materially change the method of allocations and distributions as provided in Article VI and Article VII.

         SECTION 11.3      AMENDMENTS TO CERTIFICATE OF FORMATION.

         In making any amendments to this Agreement, there shall be prepared, executed and filed for recording by the Board of Directors such documents amending the Certificate of Formation as required under the Act.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1      LIMITED POWER OF ATTORNEY.

         Upon the execution hereof, each Member hereby irrevocably constitutes and appoints the Directors it has appointed as its true and lawful attorney in the Member's name and on the Member's behalf to take at any time all such action which such Directors are expressly authorized to perform, or which a Member is expressly required to perform, under this Agreement.

         SECTION 12.2      WAIVER OF PROVISIONS.

         The waiver of compliance at any time with respect to any of the provisions, terms or conditions of this Agreement shall not be considered a waiver of such provision, term or condition itself or of any of the other provisions, terms or conditions hereof.

         SECTION 12.3      INTERPRETATION AND CONSTRUCTION.

         This Agreement, together with the Management Services Agreement, the Hospital Professional Services Agreement and the Right of First Refusal Agreement with an Affiliate of MHMI, constitutes the entire agreement among the Members. Any modification or amendment to this Agreement must be accomplished in accordance with the provisions of Article III and Article XI. Where the context so requires, the masculine shall include the feminine and the neuter, and the singular shall include the plural. The headings and captions in this Agreement are inserted for convenience and identification only and are in no way intended to define, limit or expand the scope and intent of this Agreement or any provision thereof. The references to Section and Article in this Agreement are to the Sections and Articles of this Agreement.

         SECTION 12.4      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, exclusive of its conflict of law rules.

         SECTION 12.5      PARTIAL INVALIDITY.

         In the event that any part or provision of this Agreement shall be determined to be invalid or unenforceable, the remaining parts and provisions of said Agreement which can be separated from the invalid or unenforceable provision and shall continue in full force and effect.

         SECTION 12.6      BINDING ON SUCCESSORS.

         The terms, conditions and provisions of this Agreement shall inure to the benefit of, and be binding upon the Members and their respective heirs, successors, distributees, legal representatives, and assigns. However, none of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company.

         SECTION 12.7      NOTICES AND DELIVERY.

                  (a) To Members. Any notice to be given hereunder at any time to any Member or any document reports or returns required by this Agreement to be delivered to any Member, may be delivered personally or mailed to such Member, postage prepaid, addressed to the Member at such times as the Member shall by notice to the Company have designated as the Member's address for the mailing of all notices hereunder or, in the absence of such notice, to the address set forth in the Information Exhibit (Exhibit A) hereof. Any notice, or any document, report or return so delivered or mailed shall be deemed to have been given or delivered to such Member at the time it is mailed, as the case may be.

                  (b) To the Company. Any notice to be given to the Company hereunder shall be delivered personally or mailed to the Company, by certified mail, postage prepaid, addressed to the Company at its registered office. Any notice so delivered or mailed shall be deemed to have been given to the Company at the time it is delivered or mailed, as the case may be.

         SECTION 12.8      COUNTERPART EXECUTION; FACSIMILE EXECUTION.

         This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. Such executions may be transmitted to the Company and/or the other Members by facsimile and such facsimile execution shall have the full force and effect of an original signature. All fully executed counterparts, whether original executions or facsimile executions or a combination, shall be construed together and constitute one and the same agreement.

         SECTION 12.9      STATUTORY PROVISIONS.

         Any statutory reference in this Agreement shall include a reference to any successor to such statute and/or revision thereof.

         SECTION 12.10     WAIVER OF PARTITION.

         Each Member does hereby waive any right to partition or the right to take any other action which might otherwise be available to such party for the purpose of severing its relationship with the Company or such Member's interest in the assets held by the Company from the interests of other Members until the end of the term of both this Company and any successor company formed pursuant to the terms hereof.

         SECTION 12.11     CHANGE IN LAW.

         If due to any new law, rule or regulation, or due to an interpretation or enforcement of any existing law, rule or regulation, health care counsel reasonably selected by MHMI and reasonably approved by the Board of Directors which approval shall not be unreasonably withheld, determines in writing that it is reasonably likely that the relationships established between any of the parties to this Agreement including any Member, Owner, Practice or their Affiliates and/or successors or assigns will not comply with any law, rule, regulation or interpretation thereof ("Applicable Law"), then the Members shall be given notice thereof (a "Change of Law Event"). If the Required Members disagree with whether a Change of Law Event exists and that disagreement is not resolved among such parties within the following thirty (30) days, then that disagreement shall be resolved by arbitration under Section 12.16 hereof. If a Change of Law Event is determined to exist, then the Members hereby agree first, to negotiate in good faith to restructure the relationships established under this Agreement so as to bring them into compliance with such applicable laws while at the same time preserving the material benefits of each of the Members. In the event that a specific proposal for the restructuring of this Agreement is approved by the Board of Directors and the Required Members, such restructured agreement shall become binding upon all Members of the Company. The approval of any such proposal for the restructuring of this Agreement shall not be unreasonably withheld or delayed by any Investor Member. Second, in the event that within ninety (90) days following the Company's receipt of legal advice in writing from such health care counsel regarding Applicable Law the parties hereto are unable to negotiate an acceptable restructuring of their relationship, then, if MHMI's ownership is not involved in such non-compliance, then MHMI, or at MHMI's option, its Affiliate shall, within the following ninety
(90) day period, purchase the Membership Interests of each Member whose ownership is involved with such noncompliance with Applicable Law for a purchase price equal to the greater of: (a) the Formula Purchase Price or (b) the amount of the Capital Contributions made by such Member to the Company together with interest thereon computed at the Prime Rate as of the date of this Agreement from the date of such contribution through the date upon which the purchasing Members pays all amounts due under the terms of this Section 12.11. For these purposes, distributions to the Members by the Company after the effective date of this Agreement (and whether before or after health care counsel determined there was a problem under an Applicable Law or before or after the exercise of the purchase option) shall be treated as payments by MHMI or it Affiliate. Such purchase price shall be paid in accordance with the Payment Method, plus interest at the Prime Rate as of the date of that the first installment of principal is due. Accrued interest shall be paid as of the dates payments of principal are due as provided above.

         SECTION 12.12     INVESTMENT REPRESENTATIONS OF THE MEMBERS.

                  (a) Each Member or individual executing this Agreement on behalf of an Entity which is a Member hereby represents and warrants to the Company and to the Members that such Member has acquired such Member's Membership Interest in the

         Company for investment solely for such Member's own account with the intention of holding such Membership Interest for investment, without any intention of participating directly or indirectly in any distribution of any portion of such Membership Interest and without the financial participation of any other Person in acquiring such Membership Interest in the Company.

                  (b) Each Member or individual executing this Agreement on behalf of an Entity which is a Member hereby acknowledges that such Member is aware that such Member's Membership Interest in the Company has not been registered (i) under the Securities Act of 1933, as amended (the "Federal Act"), (ii) under applicable Wisconsin securities laws, or (iii) under any other state securities laws. Each Member or individual executing this Agreement on behalf of an Entity which is a Member further understands and acknowledges that his representations and warranties contained in this Section are being relied upon by the Company and by the Members as the basis for the exemption of the Members' Membership Interest in the Company from the registration requirements of the Federal Act and from the registration requirements of applicable Wisconsin securities laws and all other state securities laws. Each Member or individual executing this Agreement on behalf of an Entity which is a Member further acknowledges that the Company will not and has no obligation to recognize any sale, transfer, or assignment of all or any part of such Member's Membership Interest in the Company to any Person unless and until the provisions of this Agreement hereof have been fully satisfied.

                  (c) Each Member or individual executing this Agreement on behalf of an Entity which is a Member hereby acknowledges that prior to his execution of this Agreement, such Member received a copy of this Agreement and that such Member has examined this Agreement or caused this Agreement to be examined by such Member's representative or attorney. Each Member or individual executing this Agreement on behalf of an Entity which is a Member hereby further acknowledges that such Member or such Member's representative or attorney is familiar with this Agreement and with the Company's business plans. Each Member or individual executing this Agreement on behalf of an Entity which is a Member acknowledges that such Member or such Member's representative or attorney has made such inquiries and requested, received, and reviewed any additional documents necessary for such Member to make an informed investment decision and that such Member does not desire any further information or data relating to the Company or to the Members. Each Member or individual executing this Agreement on behalf of an Entity which is a Member hereby acknowledges that such Member understands that the purchase of such Member's Membership Interest in the Company is a speculative investment involving a high degree of risk and hereby represents that such Member has a net worth sufficient to bear the economic risk of such Member's investment in the Company and to justify such Member's investing in a highly speculative venture of this type.

                  (d) Each Member or Owner who is a physician hereby represents and warrants that he or she shall apply for and qualify to obtain medical staff privileges at the Hospital in order to be authorized to perform services at the Hospital as required in order to qualify for the Hospital Ownership Exception to the Federal Limitation on Certain Physician Referrals (commonly referred to as the Stark Law) set forth at 42 U.S.C. 1395nn(d)(3) and regulations promulgated thereunder, as amended from time to time.

         SECTION 12.13     DECISIONS BY DIRECTORS.

         Each of the Members hereby authorize their respective appointed Directors to make the decisions to be made by the directors hereunder and hereby release and hold harmless the directors from any and all claims, liabilities, losses or damages which any of them may have now or in the future resulting from any decision made by the Directors hereunder unless due to the gross negligence or willful misconduct of such Directors.

         SECTION 12.14 REFERRALS TO HOSPITAL AND OWNERSHIP OF SHARES OF COMMON STOCK OF MEDCATH INCORPORATED.

         Each Member agrees that if in the reasonable opinion of health care counsel of MedCath Incorporated, referrals of patients to the Hospital by a Member, an Owner, Practice or their Affiliate or ownership of shares of common stock in MedCath Incorporated or MedCath Corporation by a Member, Owner, Practice or their Affiliate would cause or constitute a violation of any federal or state law, rule or regulation, then, while the Members are addressing the situation pursuant to those procedures set forth at Section 12.11 hereof, as applicable,

                  (a) the Member, Owner, Practice or their Affiliate shall not refer patients to the Hospital; and

                  (b) the Member, Owner, Practice or their Affiliate shall not acquire, nor continue to own any of shares of common stock of MedCath Incorporated or MedCath Corporation.

         SECTION 12.15     ACKNOWLEDGMENTS REGARDING LEGAL REPRESENTATION.

         Each of the Members hereunder acknowledge and agree that Moore & Van Allen, PLLC is counsel for MHMI, MedCath Incorporated and their Affiliates, and may, upon approval of the Board of Directors, also serve as counsel for the Company from time to time. Each of the Members hereby acknowledges and consents to such representation. Each Member other than MHMI further acknowledges and agrees that they shall have no attorney-client relationship with Moore & Van Allen, PLLC as a result of Moore & Van Allen, PLLC's representation of the Company from time to time.

         SECTION 12.16     ARBITRATION.

         Subject to the right of any Member to seek an injunction or other equitable relief from a court with applicable authority, any controversy, dispute or disagreement arising out of or relating to this Agreement shall be resolved by binding arbitration, which shall be conducted in Milwaukee, Wisconsin in accordance with the American Health Lawyers Association Alternative Dispute Resolution Service Rules of Procedure for Arbitration (the "Rules"). Such arbitration shall be conducted in accordance with the Rules by a panel of three (3) arbitrators none of whom shall reside in or practice primarily in Wisconsin nor have previously represented the Members, Owners or any Affiliates in any capacity. Any decision rendered by the arbitrators shall be final and binding on the Members and shall be enforceable in any court having jurisdiction thereof. The arbitrators shall have the authority to require the losing party to pay all costs associated with such arbitration, including expenses and fees of arbitrators.

         SECTION 12.17     EXHIBITS.

         The Exhibits to this Agreement, each of which is incorporated by reference, are:

         EXHIBIT A:        Information Exhibit.

         EXHIBIT B:        Glossary of Terms.

         EXHIBIT C:        Development Budget Exhibit.

         EXHIBIT D:        Regulatory Allocations.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the following execution pages, to be effective as of the date described in
Article II.

                   [EXECUTIONS APPEAR ON THE FOLLOWING PAGES]

                                 EXECUTION PAGE
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A Delaware Limited Liability Company


                                           MEMBERS:

                                           Milwaukee Hospital Management, Inc.

                                           By: /s/ Dennis I. Kelly
                                               -------------------------------
                                           Title: VP

                                           By: /s/ Michael Servais
                                               -------------------------------
                                           Title: V.P.


                                           -----------------------------------
                                           Name: _____________________________


                                           -----------------------------------
                                           Name: _____________________________


                                           -----------------------------------
                                           Name: _____________________________

For the purpose of acknowledging and agreeing to be bound by the terms of Sections 3.1, 3.5, 3.7, 5.10, 12.11, 12.12(d) and 12.14 hereof, the undersigned
Affiliates of the Members other than MHMI, the undersigned Investor Entities and the Owners hereby execute this Operating Agreement.


                                           -----------------------------------
                                                       [Signature]

                                           ___________________________________
                                                       [Print Name]


                                           ___________________________________
                                                  [Print Name of Entity]

                                           By:
                                               -------------------------------
                                           Title: ____________________________

I acknowledge that I have read the foregoing Operating Agreement and that I understand its contents. I am aware that by its provisions my spouse agrees to limit the transferability of and the voting rights attendant to, his or her Membership Interest in The Heart Hospital of Milwaukee, LLC held by him or her on this date, or hereafter acquired, upon the occurrence of certain events. I am further aware that included in such limitations shall be any interest I have in the Membership Interest (including without limitation any right or interest by operation of the Wisconsin Marital Property Law, Chapter 766 of the Wisconsin Statutes, or by operation of any other law) and the interest of any of my heirs, legatees or other transferees. I hereby consent to and approve the provisions of the Operating Agreement, agree that the Membership Interests and my interest in them are subject to the provisions of the Operating Agreement, and direct the personal representative of my estate to promptly comply with all of the provisions of the Operating Agreement, including without limitation, Section
8.8. I further agree that I will take no action at any time to hinder the operation of the Operating Agreement as to the Membership Interest of my spouse or any interest that I or my transferees have in it.



Date: ________________________
                                               --------------------------------
                                                       [Spouse Signature]

                                               ________________________________
                                                          [Print Name]

For the sole and exclusive purposes of (i) guaranteeing the full performance of MHMI's obligations under Article III to make initial capital contributions pursuant to Section 3.1 and to make additional capital contributions up to the maximum obligation of MHMI for such additional capital contributions pursuant to
Section 3.5(c); (ii) guaranteeing the obligations of MHMI with respect to the loan to the Company under Section 3.5(a); (iii) guaranteeing the obligations of MHMI with respect to the non-compete provisions of Section 5.10; (iv) guaranteeing the obligations of MHMI under Section 12.11; and (v) otherwise acknowledging the rights and responsibilities of MHMI under this Agreement, MedCath Incorporated and MedCath Corporation hereby each execute this Agreement.


                                             MEDCATH INCORPORATED

                                             By: /s/ Michael Servais
                                                 -------------------------------
                                             Title: EVP/COO



                                             MEDCATH INCORPORATED

                                             By: /s/ James E. Harris
                                                 -------------------------------
                                             Title: ____________________________

                                    EXHIBIT A
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A Delaware Limited Liability Company


                               INFORMATION EXHIBIT

                                         Maximum
                                        Mandatory
                                        Additional
                    Initial Capital       Capital              Percentage
Name and Address     Contributions*    Contributions**    Membership Interest***

MHMI                    [***]             [***]                    51%
Investor Members        [***]             [***]                  [***]
                        -----             -----                  -----
Total:                  [***]             [***]                  [***]

Greater of $[***] or 20% of Project Costs.

**May increase if Initial Contributions are adjusted to reflect the final project costs as determined by the Board of Directors. Additional Mandatory Capital Contributions shall not exceed one times Initial Capital Contributions (as adjusted to reflect final project costs as determined by the Board of Directors) provided that the total of the Additional Mandatory Capital Contributions and the Initial Capital Contributions of all of the Members shall not exceed $16,000,000 in the aggregate. See Section 3.5(c) of the Operating Agreement.

*** These interests will be adjusted accordingly depending on the number of units purchased by other qualified investors.




[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                    EXHIBIT B
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A Delaware Limited Liability Company

                                GLOSSARY OF TERMS

         As used in this Agreement, the following terms shall have the following definitions (unless otherwise expressly provided herein).

         "Act" means the Delaware Limited Liability Company Act, as in effect in Delaware and set forth at 6 Del. C.ss.18-101 through 18-1109 (or any corresponding provisions of succeeding law).

         "Adjusted Capital Account" means, with respect to any Member, such Person's Capital Account (as defined below) as of the end of the relevant Fiscal Year increased by any amounts which such Person is obligated to restore, or is deemed to be obligated to restore pursuant to the next to last sentences of Regulations Section 1.704-2(g)(1) (share of minimum gain) and Regulations
Section 1.704-2(i)(5) (share of member nonrecourse debt minimum gain) and decreased by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4),
(5) and (6).

         "Affiliate" means with respect to a Person, (i) any relative of such Person; (ii) any officer, director, trustee, partner, manager, employee or holder of ten percent (10%) or more of any class of the outstanding voting securities or of an equity interest of such Person; or (iii) Entity or holder of ten percent (10%) or more of the outstanding voting securities or of an equity interest of any Entity, controlling, controlled by, or under common control with such Person. Affiliates shall also include each individual holding or owning an ownership interest in the Investor Members or Investor Entities.

         "Agreed Value" means with respect to any noncash asset of the Company an amount determined and adjusted in accordance with the following provisions:

                  (a) The initial Agreed Value of any noncash asset contributed to the capital of the Company by any Member shall be its gross fair market value, as agreed to by the contributing Member and the Company.

                  (b) The initial Agreed Value of any noncash asset acquired by the Company other than by contribution by a Member shall be its adjusted basis for federal income tax purposes.

                  (c) The initial Agreed Values of all the Company's noncash assets, regardless of how those assets were acquired, shall be reduced by depreciation or amortization, as the case may be, determined in accordance with the rules set forth in Regulations Section 1.704-1(b)(2)(iv)(f) and (g).

                  (d) The Agreed Values, as reduced by depreciation or amortization, of all noncash assets of the Company, regardless of how those assets were acquired, shall be adjusted from time to time to equal their gross fair market values, as agreed to by the Members in writing, as of the following times:

                           (i) the acquisition of a Membership Interest or an additional Membership Interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution;

                           (ii) the distribution by the Company of more than a de minimis amount of money or other property as consideration for all or part of a Membership Interest in the Company; and

                           (iii) the termination of the Company for federal income tax purposes pursuant to Code Section 708(b)(1)(B).

         If, upon the occurrence of one of the events described in (i), (ii) or
(iii) above the Members do not agree in writing on the gross fair market values of the Company's assets, it shall be deemed that the fair market values of all the Company's assets equal their respective Agreed Values immediately prior to the occurrence of the event and thus no adjustment to those values shall be made as a result of such event.

         "Agreement" means this Operating Agreement, as amended from time to time.

         "Board of Directors," "Director" or "Directors" means those persons appointed by the Members, pursuant to Section 3.9 of the Operating Agreement, and given the power and authority under Article V of the Operating Agreement to manage the Company. The terms "Director" or "Directors" is used for convenience, but is intended to have the same meaning as the terms "Manager" or "Managers" in the Act.

         "Bylaws, Rules and Regulations of the Medical Staff" means those bylaws, rules and regulations adopted for the Hospital's Medical Staff.

         "Capital Account" means with respect to each Member or assignee an account maintained and adjusted in accordance with the following provisions:

                  (a) Each Person's Capital Account shall be increased by Person's Capital Contributions, such Person's distributive share of Profits, any items in the nature of income or gain that are allocated pursuant to the Regulatory Allocations and the amount of any Company liabilities that are assumed by such Person or that are secured by Company property distributed to such Person.

                  (b) Each Person's Capital Account shall be decreased by the amount of cash and the Agreed Value of any Company property distributed to such Person pursuant to any provision of this Agreement, such Person's distributive share of Losses, any items in the nature of loss or deduction that are allocated pursuant to the Regulatory Allocations, and the amount of any liabilities of such Person that are assumed by the Company or that are secured by any property contributed by such Person to the Company.

         In the event any Membership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Membership Interest.

         In the event the Agreed Values of the Company assets are adjusted pursuant to the definition of Agreed Value contained in this Agreement, the Capital Accounts of all Members shall be adjusted simultaneously to reflect the aggregate adjustments as if the Company recognized gain or loss equal to the amount of such aggregate adjustment.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such regulations. In the event the Board of Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed to comply with such Regulation, the Board of Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Member pursuant to Articles VI or VII hereof upon the dissolution of the Company. In the event the Board of Directors shall determine such adjustments are necessary or appropriate to comply with Regulations Section 1.704-1(b)(2)(iv), the Board of Directors shall adjust the amounts debited or credited to Capital Accounts with respect to (i) any property contributed by the Members or distributed to the Members and (ii) any liabilities secured by such contributed or distributed property or assumed by the Members. The Board of Directors shall also make any other appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). In the event any Membership Interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Membership Interest.

         "Capital Contribution" means with respect to any Member, the amount of money and the initial Agreed Value of any property (other than money) contributed to the Company with respect to the Membership Interest of such Member.

         "Cash Distributions" means net cash distributed to Members resulting from Cash Flow from Operations or Cash from Sales or Refinancing, but shall not include cash payments made to MHMI as its Management Fee for services rendered pursuant to Article V hereof or any amount in repayment of loans made by the Members to the Company.

         "Cash Flow from Operations" means net cash funds provided from operations, exclusive of Cash from Sales or Refinancing, of the Company or investment of any Company funds, without deduction for depreciation, but after deducting cash funds used to pay or establish a reserve for expenses, debt payments, capital improvements, and replacements and for such other items as the Board of Directors reasonably determines to be necessary or appropriate and subject to Loan Conditions.

         "Cash from Sales or Refinancing" means the net cash proceeds received by the Company from or as a result of any Sale or Refinancing of property after deducting (i) all expenses incurred in connection therewith, (ii) any amounts applied by the Board of Directors in their sole and absolute discretion toward the payment of any indebtedness and other obligations of the Company then due and payable, including payments of principal and interest on mortgages, (iii) the payment of any other expenses or amounts owed by the Company to other parties to the extent then due and payable, and (iv) the establishment of any reserves deemed necessary by the Board of Directors in their sole and absolute discretion. If the proceeds of any sale or refinancing are paid in more than one installment, each such installment shall be treated as a separate Sale or Refinancing for the purposes of this definition.

         "Certificate of Formation" means the Certificate of Formation of the Company, as filed with the Secretary of State of Delaware as the same may be amended from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference herein to a specific section(s) of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Company" means and shall refer to The Heart Hospital of Milwaukee, LLC, which was created upon the filing of the Certificate of Formation with the Office of the Secretary of State of Delaware, to be operated under the name The Heart Hospital of Milwaukee, LLC, a Delaware limited liability company, and to continue under this Agreement, as amended from time to time.

         "Default Rate" means a per annum rate of return on a specified principal sum, compounded monthly, equal to the greater of (a) the Prime Rate plus 500 basis points, or (b) 18%, but in no event greater than the highest rate allowed by law.

         "Economic Interest" means and shall refer to that portion of the Membership Interest of a Member in the economic rights and benefits of the Company, including but not limited to all Profits, Losses and Cash Distributions. Such an Economic Interest will be measured by an amount equal to the Member's percentage Membership Interest in the Company as the same may be adjusted from time to time.

         "Entity" means any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association or any foreign trust or foreign business organization.

         "Equipment" means the appropriate equipment and supplies required from time to time in connection with the development and operation of the Hospital.

         "Fiscal Year" means, with respect to the first year of the Company, the period beginning upon the formation of the Company and ending on the next September 30, with respect to subsequent years of the Company, the twelve month period beginning October 1 and ending September 30, and, with respect to the last year of the Company, the portion of the period beginning October 1 and ending with the date of the final liquidating distributions.

         "Formula Purchase Price" has the meaning set forth at Section 8.1(c) of the Agreement.

         "Hospital" means an acute care hospital specializing in all aspects of cardiology and cardiovascular care and surgery in the greater Milwaukee, Wisconsin area, as further described in Section 2.3 of the Agreement.

         "MHMI" means Milwaukee Hospital Management, Inc.

         "Initial Members" shall mean MHMI and those Investor Members who make initial Capital Contributions to the Company under Section 3.1.

         "Investor Entity" means an Entity that has a direct or indirect ownership interest in an Investor Member.

         "Investor Members" shall mean the parties admitted as investors in the Company in accordance with the terms of this Agreement other than MHMI.

         "Management Services Agreement" means the agreement by and between the Company and MHMI pursuant to which MHMI will manage the day-to-day business and affairs of the Company.

         "Manager" shall mean MHMI.

         "Material Agreement" means any binding agreement which may not be canceled upon less than ninety (90) days notice and which calls for the expenditure of funds, or involves an obligation for financing, in excess of $100,000.00 exclusive of: (1) agreements or obligations contemplated by any budget, development plan, financing or construction contract approved by the Board of Directors as adjusted in Section 5.6(d) and Section 5.15(d); or (2) agreements incurred in the ordinary course of business such as employment agreements, purchases of supplies and routine services and the like.

         "Material Decision" means any decisions regarding approvals of the development and operating budgets for the Hospital, the selection of the site for the Hospital, the design of the Hospital, the selection of the Hospital's senior administrator, strategic planning, the execution of managed care contracts and the execution of exclusive contracts to provide physician services to the Hospital.

         "Medical Director" means the individual designated as the medical director of the Hospital pursuant to a Medical Director Agreement.

         "Medical Director Agreement" means the Medical Director Agreement by and between the Company and a medical director approved by the Board of Directors.

         "Member" means and shall refer to the organizers of the Company (unless or until any such organizer has withdrawn) and each of the Persons identified as "Members" in the then applying Information Exhibit attached hereto and incorporated herein by this reference or admitted as a Member in accordance with the terms of this Agreement.

         "Membership Interest" means all of a Member's rights in the Company, including without limitation the Member's share of Profits, Losses, Cash Distributions and other benefits of the Company, any right to vote, any right to participate in the management of the business and affairs of the Company, including the right to vote on, consent to, or otherwise participate in any decision or action of or by the Members granted pursuant to this Operating Agreement or the Act. The percentage Membership Interest of each Member, their Capital Contributions and other related information shall be listed on the Information Exhibit. The percentage Membership Interests generally shall be based upon the pro rata Capital Contribution of each Member.

         "Organization Expenses" means those expenses incurred, either by the Company, on behalf of the Company or for which the Company has agreed to make reimbursement, in connection with the formation of the Company including such expenses as: (i) registration fees, filing fees, and taxes; and (ii) legal fees incurred in connection with any of the foregoing.

         "Owner" means an individual who, through an Investor Entity or otherwise, has a direct or indirect ownership interest in an Investor Member.

         "Payment Method" has the meaning set forth at Section 8.1(c) of the Agreement.

         "Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such individual or Entity where the context so permits.

         "Practice" means the Entity or sole proprietorship through which an Owner primarily conducts his medical office practice.

         "Prime Rate" means the rate of interest as of the relevant day or time period as announced by the Bank of America, N.A. or its successor in interest from time to time as its prime or reference rate.

         "Profits and Losses" means, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(l) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

                  (b)      Any expenditures of the Company described in Code
         Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

                  (c) Gain or loss resulting from dispositions of Company assets shall be computed by reference to the Agreed Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Agreed Value.

         "Project Costs" shall include, without limitation, all costs incurred by the Company in connection with the development and construction of the Hospital, including without limitation, land acquisition costs, equipment costs, architectural, design and engineering costs, legal and accounting costs, construction costs, construction period interest, pre-opening expenses, fees payable to MHMI or its Affiliates, and other construction and development costs incurred in connection with the construction and development of the Hospital, which total amount shall finally be determined by MHMI following the Opening Date.

         "Refinancing" means any borrowing incurred or made to recapitalize the Company or the equity investment in, or to refinance any loan used to finance the acquisition of property.

         "Regulations" means rules, orders, and regulations issued pursuant to or under the authority of the Code and shall include revisions to and succeeding provisions as appropriate.

         "Regulatory Allocations" means those allocations of items of Company income, gain, loss or deduction set forth on the Regulatory Allocations Exhibit and designed to enable the Company to comply with the alternate test for economic effect prescribed in Regulations Section 1.704-1(b)(2)(ii)(d), and the safe-harbor rules for allocations attributable to nonrecourse liabilities prescribed in Regulations Section 1.704-2.

         "Required Members" shall mean MHMI and a majority of the percentage Membership Interests held by the Investor Members.

         "Sale" means the sale, exchange, involuntary conversion (other than a casualty followed by reconstruction), condemnation, or other disposition of property by the Company, except for dispositions of inventory items and personal property in the ordinary course of business and in connection with the replacement of such property.

         "Substitute Member" means an assignee of a Member who has been admitted to the Company and granted all the rights of a Member in place of its assignor pursuant to the provisions of this Agreement. A Substitute Member, upon its admission as such, shall replace and succeed to the rights, privileges, and liabilities of the Member from whom it acquired its interest in the Company.

                                    EXHIBIT C
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A Delaware Limited Liability Company

                           DEVELOPMENT BUDGET EXHIBIT


                                [TO BE INSERTED]

                            THE HEART HOSPITAL OF MILWAUKEE, LLC
                                      CAPITAL EXPENSES


FACILITY SIZE
      Total Beds                            [***]
      Total Square Feet                     [***]


                                                                          TOTAL
CAPITAL EXPENSES                                                          AMOUNT
Property:
      Land Cost                                                           [***]
      Building Construction                                               [***]
      Architectural Fees                                                  [***]
      Design Contingency                                                  [***]
      Interest During Construction                                        [***]
                                                                     -----------
          Total Property                                                  [***]

Equipment:                            Capacity
                                    --------------
      Cath Labs                      [***]/lab/yr          [***]          [***]
      Operating Rooms                [***]/OR/yr           [***]          [***]
      CVRU/Recovery                                                       [***]
      Radiology, Laboratory & Respiratory                                 [***]
      Patient Care                                                        [***]
      Management Information Systems                                      [***]
      Other Departments                                                   [***]
      Interest                                                            [***]
                                                                     -----------
          Total Equipment                                                 [***]

Loan Acquisition Costs:                                                   [***]

TOTALS                                                               $30,917,779



[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                    EXHIBIT D
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                      THE HEART HOSPITAL OF MILWAUKEE, LLC
                      A Delaware limited liability company

                             REGULATORY ALLOCATIONS

         This Exhibit contains special rules for the allocation of items of Company income, gain, loss and deduction that override the basic allocations of Profits and Losses in the Agreement to the extent necessary to cause the overall allocations of items of Company income, gain, loss and deduction to have substantial economic effect pursuant to Regulations Section 1.704-1(b) and shall be interpreted in light of that purpose. Subsection (a) below contains special technical definitions. Subsections (b) through (h) contain the Regulatory Allocations themselves. Subsections (i), (j) and (k) are special rules applicable in applying the Regulatory Allocations.

                  (a) Definitions Applicable to Regulatory Allocations. For purposes of the Agreement, the following terms shall have the meanings indicated:

                           (i) "Company Minimum Gain" means the same as the meaning of "partnership minimum gain" set forth in Regulations
                  Section 1.704-2(d), and is generally the aggregate gain the Company would realize if it disposed of its property subject to Nonrecourse Liabilities in full satisfaction of each such liability, with such other modifications as provided in Regulations Section 1.704-2(d). In the case of Nonrecourse Liabilities for which the creditor's recourse is not limited to particular assets of the Company, until such time as there is regulatory guidance on the determination of minimum gain with respect to such liabilities, all such liabilities of the Company shall be treated as a single liability and allocated to the Company's assets using any reasonable basis selected by MHMI.

                            (ii) "Member Nonrecourse Deductions" means losses, deductions or Code Section 705(a)(2)(B) expenditures attributable to Member Nonrecourse Debt under the general principles applicable to "partner nonrecourse deductions" set forth in Regulations Section 1.704-2(i)(2).

                            (iii) "Member Nonrecourse Debt" means any Company liability with respect to which one or more but not all of the Members or related Persons to one or more but not all of the Members bears the economic risk of loss within the meaning of Regulations Section 1.752-2 as a guarantor, lender or otherwise.

                            (iv) "Member Nonrecourse Debt Minimum Gain" means the minimum gain attributable to Member Nonrecourse Debt as determined pursuant to Regulations Section 1.704-2(i)(3). In the case of Member Nonrecourse Debt for which the creditor's recourse against the Company is not limited to particular assets of the Company, until such time as there is regulatory guidance on the determination of minimum gain with respect to such liabilities, all such liabilities of the Company shall be treated as a single liability and allocated to the Company's assets using any reasonable basis selected by MHMI.

                            (v) "Nonrecourse Deductions" means losses, deductions, or Code Section 705(a)(2)(B) expenditures attributable to Nonrecourse Liabilities (see Regulations
                  Section 1.704-2(b)(1)). The amount of Nonrecourse Deductions for a Fiscal Year shall be determined pursuant to Regulations
                  Section 1.704-2(c), and shall generally equal the net increase, if any, in the amount of Company Minimum Gain for that taxable year, determined generally according to the provisions of Regulations Section 1.704-2(d), reduced (but not below zero) by the aggregate distributions during the year of proceeds of Nonrecourse Liabilities that are allocable to an increase in Company Minimum Gain, with such other modifications as provided in Regulations Section 1.704-2(c).

                            (vi) "Nonrecourse Liability" means any Company liability (or portion thereof) for which no Member bears the economic risk of loss under Regulations Section 1.752-2.

                            (vii) "Regulatory Allocations" means allocations of Nonrecourse Deductions provided in Paragraph (b) below, allocations of Member Nonrecourse Deductions provided in Paragraph (c) below, the minimum gain chargeback provided in Paragraph (d) below, the member nonrecourse debt minimum gain chargeback provided in Paragraph (e) below, the qualified income offset provided in Paragraph (f) below, the gross income allocation provided in Paragraph (g) below, and the curative allocations provided in Paragraph (h) below.

                  (b) Nonrecourse Deductions. All Nonrecourse Deductions for any Fiscal Year shall be allocated to the Members in accordance with their percentage Membership Interests.

                   (c) Member Nonrecourse Deductions. All Member Nonrecourse Deductions for any Fiscal Year shall be allocated to the Member who bears the economic risk of loss under Regulations Section 1.752-2 with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable.

                   (d) Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain for a Fiscal Year, each Member shall be allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of such net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g)(2) and the definition of Company Minimum Gain set forth above. This provision is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

                   (e) Member Nonrecourse Debt Minimum Gain Chargeback. If there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt for any Fiscal Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt as of the beginning of the Fiscal Year, determined in accordance with Regulations Section 1.704-2(i)(5), shall be allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Sections 1.704-2(i)(4) and (5) and the definition of Member Nonrecourse Debt Minimum Gain set forth above. This Paragraph is intended to comply with the member nonrecourse debt minimum gain chargeback requirement in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                   (f) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5), or (6), items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for such year) shall be allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, any deficit in such Member's Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible.

                   (g) Gross Income Allocation. In the event any Member has a deficit in its Adjusted Capital Account at the end of any Fiscal Year, each such Member shall be allocated items of Company gross income and gain, in the amount of such Adjusted Capital Account deficit, as quickly as possible.

                   (h) Curative Allocations. When allocating Profits and Losses under Article VI, such allocations shall be made so as to offset any prior allocations of gross income under Paragraph (g) above to the greatest extent possible so that overall allocations of Profits and Losses shall be made as if no such allocations of gross income occurred.

                   (i) Ordering. The allocations in this Exhibit to the extent they apply shall be made before the allocations of Profits and Losses under Article VI and in the order in which they appear above.

                   (j) Waiver of Minimum Gain Chargeback Provisions. If MHMI determines that (i) either of the two minimum gain chargeback provisions contained in this Exhibit would cause a distortion in the economic arrangement among the Members, (ii) it is not expected that the Company will have sufficient other items of income and gain to correct that distortion, and (iii) the Members have made Capital Contributions or received net income allocations that have restored any previous Nonrecourse Deductions or Member Nonrecourse Deductions, then MHMI shall have the authority, but not the obligation, after giving notice to the Members, to request on behalf of the Company the Internal Revenue Service to waive the minimum gain chargeback or member nonrecourse debt minimum gain chargeback requirements pursuant to Regulations Sections 1.704-2(f)(4) and 1.704-2(i)(4). The Company shall pay the expenses (including attorneys' fees) incurred to apply for the waiver. MHMI shall promptly copy all Members on all correspondence to and from the Internal Revenue Service concerning the requested waiver.

                   (k) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

         [THE REMAINDER OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK.]